                                                                   Exhibit 10.24



                              MERCER YALE BUILDING

                             OFFICE LEASE AGREEMENT


                               Landlord:         BLUME YALE LIMITED PARTNERSHIP

                               Tenant:           ONVIA.COM INC.


                               Date:             December 9, 1999

                                TABLE OF CONTENTS

                                                                                                   Page
ARTICLE 1.     PREMISES..........................................................................   1
   Section 1.1    Premises Defined...............................................................   1
   Section 1.2    Alterations....................................................................   1
   Section 1.3    Condition of Premises..........................................................   1
   Section 1.4    Common Areas..................................................................    1
ARTICLE 2.     BUSINESS PURPOSE AND USE.........................................................    2
   Section 2.1    Permitted Uses................................................................    2
   Section 2.2    Prohibited Uses...............................................................    2
   Section 2.3    Compliance With Laws..........................................................    2
ARTICLE 3.     TERM.............................................................................    2
   Section 3.1    Term..........................................................................    2
   Section 3.2    Lease Year....................................................................    3
   Section 3.3    Possession by Tenant..........................................................    3
ARTICLE 4.     RENT.............................................................................    3
   Section 4.1    Basic Rent....................................................................    4
   Section 4.2    Operating Expenses............................................................    4
   Section 4.3    Rent..........................................................................    7
   Section 4.4    Place of Payment..............................................................    7
ARTICLE 5.    PREPAID RENT......................................................................    7
   Section 5.1    Prepaid Rent..................................................................    7
ARTICLE 6.     TAXES............................................................................    8
   Section 6.1    Personal Property Taxes.......................................................    8
   Section 6.2    Business Taxes................................................................    8
   Section 6.3    Right to Contest..............................................................    8
ARTICLE 7.     MAINTENANCE, REPAIRS AND ALTERATIONS.............................................    8
   Section 7.1    Landlord's and Tenant's Improvements..........................................    8
   Section 7.2    Services to Be Furnished by Landlord..........................................    8
   Section 7.3    Tenant's Maintenance and Repairs..............................................    9
   Section 7.4    Tenant's Alterations..........................................................    9
   Section 7.5    Liens.........................................................................    9
ARTICLE 8.     INSURANCE........................................................................   10
   Section 8.1    Use; Rate.....................................................................   10
   Section 8.2    Liability Insurance...........................................................   10
   Section 8.3    Worker's Compensation Insurance...............................................   10
   Section 8.4    Casualty Insurance............................................................   10
   Section 8.5    Compliance With Regulations...................................................   10
   Section 8.6    Waiver of Subrogation.........................................................   10
   Section 8.7    General Requirements..........................................................   10
   Section 8.8    Blanket Insurance.............................................................   11
ARTICLE 9.     DESTRUCTION AND CONDEMNATION.....................................................   11
   Section 9.1    Total or Partial Destruction..................................................   11
   Section 9.2    Condemnation..................................................................   12
   Section 9.3    Sale Under Threat of Condemnation.............................................   13
ARTICLE 10.   INDEMNITY AND WAIVER..............................................................   13
   Section 10.1   Indemnity.....................................................................   13
   Section 10.2   Waiver........................................................................   13
ARTICLE 11.   DELAYS............................................................................   14
   Section 11.1   Delays........................................................................   14
ARTICLE 12.   ASSIGNMENT, SUBLEASE AND SUCCESSION...............................................   14
   Section 12.1   Consent Required..............................................................   14
   Section 12.2   Landlord's Consent............................................................   14

   Section 12.3   Terms of Assignment or Sublease; Profit on Approved Assignment................   15
   Section 12.4   General Conditions............................................................   16
ARTICLE 13.   SURRENDER OF POSSESSION...........................................................   17
   Section 13.1   Surrender.....................................................................   17
   Section 13.2   Condition at Time of Surrender................................................   17
ARTICLE 14.   HOLDING OVER......................................................................   17
   Section 14.1   Holding Over..................................................................   17
ARTICLE 15.   ENTRY BY LANDLORD.................................................................   17
   Section 15.1   Entry by Landlord.............................................................   17
   Section 15.2   Failure to Surrender..........................................................   18
ARTICLE 16.   SUBORDINATION.....................................................................   18
   Section 16.1   Lease Subordinate To Mortgages................................................   18
   Section 16.2   Estoppel Certificates.........................................................   18
ARTICLE 17.   DEFAULT AND REMEDY................................................................   18
   Section 17.1   Events of Tenant's Default....................................................   18
   Section 17.2   Remedies......................................................................   19
   Section 17.3   Reletting.....................................................................   20
   Section 17.4   Default of Landlord...........................................................   20
   Section 17.5   Non-Waiver....................................................................   20
   Section 17.6   Mortgagee Protection..........................................................   21
ARTICLE 18.   LIMITATION OF LIABILITY...........................................................   21
   Section 18.1   Limitation of Landlord's Liability............................................   21
   Section 18.2   Applicability.................................................................   21
ARTICLE 19.   NOTICES...........................................................................   21
   Section 19.1   Notices.......................................................................   21
ARTICLE 20.   HAZARDOUS SUBSTANCES..............................................................   22
   Section 20.1   Presence and Use of Hazardous Substances......................................   22
   Section 20.2   Landlord Indemnification......................................................   22
   Section 20.3   Cleanup Costs, Default and Indemnification....................................   22
ARTICLE 21.   MISCELLANEOUS.....................................................................   22
   Section 21.1   Headings......................................................................   22
   Section 21.2   Amendments....................................................................   22
   Section 21.3   Time of the Essence...........................................................   22
   Section 21.4   Entire Agreement..............................................................   22
   Section 21.5   Language......................................................................   22
   Section 21.6   Invalidity....................................................................   23
   Section 21.7   Late Charges..................................................................   23
   Section 21.8   [Not Used]....................................................................   23
   Section 21.9   Computation of Time...........................................................   23
   Section 21.10  Applicable Law................................................................   23
   Section 21.11  Attorneys' Fees...............................................................   23
   Section 21.12  Termination...................................................................   23
   Section 21.13  Broker's Commission...........................................................   23
   Section 21.14  Signs or Advertising..........................................................   23
   Section 21.15  Transfer of Landlord's Interest...............................................   24
   Section 21.16  Counterparts..................................................................   24
   Section 21.17  Quiet Enjoyment...............................................................   24
   Section 21.18  Authority.....................................................................   24
   Section 21.19  Name of Building..............................................................   24
   Section 21.20  Rules and Regulations.........................................................   24
   Section 21.21  Consents......................................................................   24
   Section 21.22  Agency Disclosure.............................................................   24
   Section 21.23  Lease Summary, Addendum and Exhibits..........................................   24
   Section 21.24  Survival......................................................................   24
   Section 21.25  Additional Provisions.........................................................   25

   Exhibits:

         A - Tenant Floor Plan
         B - Description of Property
         C - Workletter
         D - Rules and Regulations
         E - Additional Provisions
         F - Estoppel Certificate
         G - Subordination
         H - Parking Agreement

                              MERCER YALE BUILDING
                             OFFICE LEASE AGREEMENT


     THIS OFFICE LEASE AGREEMENT is made as of this 9th day of December, 1999, by and between BLUME YALE LIMITED PARTNERSHIP, a Washington limited partnership (hereinafter referred to as "Landlord"), and ONVIA.COM INC., a Washington corporation (hereinafter referred to as "Tenant").


                                  LEASE SUMMARY

Section 1.1     The Building

         (a)    Name:                                  Mercer Yale Building
         (b)    Address:                               1260 Mercer Street
                                                       Seattle, Washington  98109

         (c)    Total Rentable Area of Building:       104,500 square feet

         The Premises                                  Collectively, the Stage I Premises and Stage II
                                                       Premises (as defined immediately below)

         Stage I Premises

         (a)    Total Rentable Area:                   51,000 square feet
         (b)    Floor Location:                        Third and Fourth

         Stage II Premises

         (a)    Total Rentable Area:                   25,500 square feet
         (b)    Floor Location:                        Second

Section 2.1     Use of Premises and
                Tenant's Trade Name

         (a)    Tenant's Trade Name:        Onvia.com
         (b)    Use of Premises:            General Office

Section 3.1     Lease Term

         (a) Eighty-Four (84) months for Stage I Premises; Ninety-Six (96) months for Stage II Premises

         (b) Target Lease  Commencement Date: March 1, 2000.

Section 4.1     Basic Rent

                                                         Rent Per Rentable
                Month(s)      Monthly Rent Installment   Sq. Ft. Per Year
                --------      ------------------------   -----------------

                1 - 24        $157,250.00                $24.00 (Stage I); $26.00 (Stage II)
                25 - 48       $163,625.00                $25.00 (Stage I); $27.00 (Stage II)
                49 - 72       $170,000.00                $26.00 (Stage I); $28.00 (Stage II)
                73 - 84       $173,187.50                $26.50 (Stage I); $28.50 (Stage II)
                85 - 96       $61,625.00                 $29.00 (Stage II)

Section 4.2     Operating Expenses

         (a)    Tenant's Proportionate Share:        73.20%


Section 5.1     Prepaid Rent

         (a)    Prepaid Rent:                        $478,125.00
         (b)    Month(s) to which the
                Prepaid Rent is applied:             Month 01 ($157,250.00)
                                                     Month 13 ($157,250.00)
                                                     Month 25 ($163,625.00)

Section 19.1  Addresses for Notices

         (a)    Landlord:                            (b)  Tenant:

                                                      Before Lease Commencement Date:

         The Blume Company                            Onvia.com
         2825 Eastlake Avenue East                    1000 Dexter Avenue, Fourth Floor
         Suite 115                                    Attn:  Chief Financial Officer
         Seattle, Washington  98102                   Seattle, Washington  98109

                                                      After Lease Commencement Date:

                                                      Onvia.com
                                                      1260 Mercer Street, Suite 400
                                                      Attn: Chief Financial Officer
                                                      Seattle, Washington 98109

Section 21.25  Stipulated Parking Spaces:             2.50 parking spaces per 1,000 Rentable Square Feet.


Section 21.13  Broker's Commission

         (a)    Landlord's Leasing
                Representative
                (Broker/Salesperson):       Rich Mermelstein and Tim O'Keefe
         (b)    Landlord's Leasing
                Representative (Firm):      Colliers International
         (c)    Address:                    601 Union Street, Suite 5300
                                            Seattle, Washington  98101-4045
         (d)    Tenant's Leasing
                Representative
                (Broker/Salesperson):       Dan Flinn and Stu Ford
         (e)    Tenant's Leasing
                Representative (Firm):      Flinn Ferguson
         (f)    Address:                    601 Union Street, Suite 3636
                                            Seattle, Washington  98101

                              MERCER YALE BUILDING
                             OFFICE LEASE AGREEMENT


                               ARTICLE 1. PREMISES

     Section 1.1 Premises Defined. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and conditions hereinafter set forth, those certain premises and improvements consisting of the floor area and the location described in the Lease Summary and designated on the plans attached hereto as Exhibit A (hereinafter referred to as the "Premises"). The Premises
          ---------
are located in the building known as the Mercer Yale Building (the "Building") which is situated in the City of Seattle, County of King, State of Washington and located upon the real property described in Exhibit B (the "Property"). The
                                                ---------
Premises are comprised of the "Stage I Premises", which includes the Third and Fourth Floors of the Building, and the "Stage II Premises", which includes the Second Floor of the Building.

     Section 1.2 Alterations. Landlord and Tenant acknowledge that Exhibit A
                                                                   ---------
sets forth the floor plan for the floor(s) of the Building on which the Premises is located and the location of the Premises therein. Landlord may in its sole discretion increase, decrease, or change the number, locations and dimensions of any hallways, lobby areas and other improvements shown on Exhibit A that are not
                                                          ---------
within the Premises. Landlord reserves the right from time to time (a) to install, use, maintain, repair, relocate and replace pipes, ducts, conduits, wires, and appurtenant meters and equipment for service to the Premises or to other parts of the Building which are above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Building which are located within the Premises or located elsewhere in the Building; (b) to alter or expand the Building; and (c) to alter, relocate or substitute any of the Common Areas, as defined in Section 1.4 below. Landlord further reserves the
                                -----------
right to install at any time vertical risers and associated duct work within portions of the Premises designed to provide access between the roof of the Building and all levels of the Building through existing "punch out" areas located in the slab floors for the installation of cooling towers and other equipment and apparatus servicing floors beneath the floors comprising the Premises. Landlord agrees to execute any work permitted pursuant to this Section
                                                                         -------
1.2 in a manner (x) designed to minimize disruption to Tenant's business
---
operations and (y) such that such work does not result in additional charges or expenses to Tenant (except to the extent that the cost of such work constitutes an Operating Expense pursuant to Section 4.2.6).
                                 -------------
     Section 1.3 Condition of Premises. The Premises are leased by Landlord and accepted by Tenant in an "as is" condition, subject to any improvements, alterations or modifications to be made pursuant to Article 7 below, and the
                                                    ---------
requirement of Landlord to complete the improvements specified therein.

     Section 1.4 Common Areas. So long as Tenant occupies the Premises under the terms of this Lease, Tenant, its licensees, invitees, customers and employees shall have the non-exclusive right to use all entrances, lobbies, and other public areas of the Building (the "Common Areas") in common with Landlord, other Building tenants, and their respective licensees, invitees, customers and employees. The use of the Common Areas shall be subject to the terms and conditions of this Lease.


                       ARTICLE 2. BUSINESS PURPOSE AND USE

     Section 2.1 Permitted Uses. Tenant shall use the Premises solely for the purposes specified in the Lease Summary, and for no other business or purpose without the prior written consent of the Landlord.

     Section 2.2 Prohibited Uses. Tenant shall not do or permit anything to be done in or about the Premises, nor bring or keep anything therein, which will
(a) in any way increase the existing rate of or adversely affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering any part thereof or any of its contents; (b) obstruct or interfere in any way with the rights of other tenants or occupants of the Building or injure or unreasonably annoy any of them; or (c) use or allow the Premises to be used for any improper, unlawful or objectionable purposes. Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises, nor shall Tenant commit or suffer to be committed any waste in, on or about the Premises. Tenant shall not place upon or install in windows or other openings any signs, symbols, drapes, or other material without written approval of Landlord (subject to Tenant's right to install a sign on the Building as set forth in Exhibit E). Tenant shall not place any object or barrier within, or otherwise obstruct, any of the Common Areas.

     Section 2.3 Compliance With Laws. Tenant shall at all times comply with all laws, ordinances and any regulations promulgated by any governmental authority having jurisdiction over the Building and/or the Premises. To the extent Landlord is required by the City of Seattle to maintain carpooling and public transit programs, Tenant shall use commercially reasonable efforts to cooperate in the implementation and use of these programs by and among Tenant's employees.


                                 ARTICLE 3. TERM

     Section 3.1 Term. The term of this Lease shall commence on the first day of the calendar month in which the earlier of the following dates occurs (such first day of the calendar month shall be referred to as the "Lease Commencement Date"):

                 3.1.1 The date the "Tenant Improvements" pertaining to the Stage I Premises and which are described in Part II of Exhibit C are approved by
                                                       ---------
the appropriate governmental agency as being in accordance with its building code and the building permit issued for such improvements, as evidenced by the issuance of a final building inspection approval; or

                 3.1.2 The date Landlord's architect and general contractor have both certified in writing to Tenant that the Tenant Improvements pertaining to the Stage I Premises which are described in Part II of Exhibit C have been
                                                       ---------
substantially completed in accordance with the plans and specifications therefor; or

                 3.1.3 The date that Tenant takes possession or beneficial occupancy of all or any portion of the Premises.

provided, that if the first to occur of Sections 3.1.1, 3.1.2 or 3.1.3 above
                                        ------------------------------
falls on a day other than the first day of a calendar month, Tenant's rent and other obligations pursuant to this Lease for the first month of the Lease Term (as defined below) shall be prorated based upon the number of days from and including the first to occur of Sections 3.1.1, 3.1.2 or 3.1.3 above to the end
                                ------------------------------
of such first month.

From the Lease Commencement Date, the term of this Lease shall continue for the time period specified in the Lease Summary, the expiration of which shall be the Termination Date of this Lease, unless this Lease is sooner terminated as hereinafter provided. The period between the Lease Commencement Date and the Termination Date shall be referred to as the "Lease Term" or "Term". The Landlord and Tenant acknowledge that certain obligations under the provisions of this Lease may be binding upon them prior to the Lease Commencement Date, such as, but not limited to, the provisions of Exhibit C, and Landlord and Tenant
                                          ---------
shall be bound by such provisions prior to the Lease Commencement Date. The Term for the Stage I Premises is twelve (12) months shorter than the Term for the Stage II Premises, as set forth in the Lease Summary. References in this Lease to "Lease Term", "Term", and "Termination Date" shall refer to the Term as it pertains to the Stage I Premises, Stage II Premises, or both, as the context requires. Alternatively, terms such as "Stage I Lease Term", "Stage I Termination Date", and so on, are sometimes used to identify the term or dates particular to the Stage I Premises or Stage II Premises.

     Section 3.2 Lease Year. "Lease Year" shall mean that period of twelve (12) consecutive months which ends on December 31 of each year and which falls within the Term of this Lease; provided, however, the first Lease Year (which may be a
                        --------  -------
partial Lease Year) shall mean that period from the Lease Commencement Date until the December 31 first occurring after the Lease Commencement Date and the last Lease Year (which may be a partial Lease Year) shall mean that period from the January 1st last occurring during the Term of this Lease until the Termination Date.

     Section 3.3 Possession by Tenant.

                 3.3.1 Landlord shall deliver to Tenant, and Tenant shall accept from Landlord, possession of the Premises, upon the date of substantial completion of the "Tenant Improvements" for the Stage I Premises described in
Part II of Exhibit C. Certification by Landlord's architect (the "Project
           ---------
Architect") and Landlord's general contractor as to the substantial completion of the Tenant Improvements shall be conclusive and binding upon Landlord and Tenant.

                 3.3.2 If Landlord cannot deliver possession of the Premises to Tenant by the Target Lease Commencement Date, as specified in the Lease Summary, then this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event all Rent shall be abated until the Landlord delivers possession of the Premises to Tenant in the condition described in the first sentence of Section 3.3.1 (except to the
                                                    -------------
extent any such delay is caused by Tenant or anyone acting through or on behalf of Tenant).


                              ARTICLE 4. RENTRENT

     Section 4.1 Basic Rent. Tenant shall pay to Landlord as minimum rental for the use and occupancy of the Premises the "Basic Rent" as specified in the Lease Summary. Basic Rent shall be payable in Monthly Rent Installments of the amount specified in the Lease Summary, on or before the first day of each month of the Lease Term beginning on the Lease Commencement Date. Basic Rent for any partial year shall be prorated based upon the actual number of months left in such partial year. The Monthly Rent Installment for any partial month shall be prorated based upon the actual number of days in that partial month. The Basic Rent set forth in the Lease Summary shall not be adjusted (either upward or downward) despite subsequent measurements of the rentable area of the Premises which identify discrepancies between the actual area and that shown in the Lease Summary.

     Section 4.2 Operating Expenses.

                 4.2.1 This is a "triple net lease". With respect to each Lease Year commencing with the first Lease Year, and commencing as of the Lease Commencement Date, the Tenant shall pay, in monthly installments and as "Additional Rent", an amount equal to the "Tenant's Proportionate Share" (as hereinafter defined) of actual "Total Operating Expenses" (as hereinafter defined). Notwithstanding anything herein to the contrary, Tenant shall in no event pay less than the Basic Rent in any calendar year.

                 4.2.2 "Tenant's Proportionate Share" shall be computed by dividing the Total Rentable Area of the Premises by the Total Rentable Area of the Building. Tenant's Proportionate Share upon the Lease Commencement Date for the entire Premises is as specified in the Lease Summary.

                 4.2.3 "Rentable Area of the Building" and "Rentable Area of the Premises" are defined as those areas obtained by measuring the Building and Premises using Landlord's method of measurement, which method is based substantially on the method of measuring floor area in office buildings specified in the American National Standard Publication ANSI/BOMA Z65.1-1996 published by the Building Owners and Managers Association International (otherwise known as "BOMA Standard"). The Total Rentable Area of the Building and Total Rentable Area of the Premises, as of the Lease Commencement Date, are as specified in the Lease Summary. The Total Rentable Area of the Premises exceeds the usable area of the Premises to include a pro rata share of hallways, restrooms, and other common elements located on the floor on which the Premises are located.

                 4.2.4 Landlord shall provide Tenant with a written estimate of Total Operating Expenses for the first Lease Year not later than the Lease Commencement Date. Landlord shall provide Tenant with a written estimate of Total Operating Expenses for each succeeding year not later than sixty (60) days after the start of each Lease Year during the Lease Term. Tenant shall then pay to Landlord, monthly in advance, one-twelfth (1/12) of Tenant's Proportionate Share of the estimated Total Operating Expenses for the said Lease Year. In the event any item of actual Operating Expenses, including without limitation those items identified in subparagraph 4.2.6 below, increases five percent (5%) or
                    ------------------
more in price or cost over any twelve (12) month period, Landlord shall have the option to proportionally increase the amount of Tenant's monthly remittance on account of any such increase upon thirty (30) days' written notice from Landlord to Tenant.

                 4.2.5 Within one hundred twenty (120) days after the end of every Lease Year during the Lease Term, Landlord shall provide the Tenant with a written statement of the actual Total Operating Expenses for that Lease Year. If the actual Total Operating Expenses should exceed the estimated amount with respect to such Lease Year, then Tenant shall pay Landlord the additional amount due to the Landlord within thirty (30) days and, if actual Total Operating Expenses should be less than the estimated Total Operating Expenses for that Lease Year, then Landlord shall credit, against future Additional Rent due under this Article, the amount of any overpayment by Tenant; provided, that if any overpayment by Tenant exists at the Termination Date, Landlord shall remit to Tenant the amount of any such overpayment within thirty (30) days of the date of determination.

                 4.2.6 "Operating Expenses" as used herein shall mean all costs, expenses and other charges incurred by Landlord in connection with the ownership, operation, repair and maintenance of the Property and the Building as an office building in Seattle, Washington, including but not limited to:

                 4.2.6.1 Wages, salaries and fringe benefits of all employees and contractors engaged in the management, operation and maintenance of the Property and/or the Building (but only to the extent so engaged); employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied against Landlord on those wages and salaries; and the cost to Landlord of disability and hospitalization insurance and pension or retirement benefits for these employees;

                 4.2.6.2 All supplies and materials used in the operation and maintenance of the Property and/or the Building;

                 4.2.6.3 Cost of water and power, and cost of heating, lighting, air conditioning and ventilating the Building, the Common Areas and the Premises, which costs shall be based on either Tenant's Proportionate Share or separately allocated to the Premises, at Landlord's option, based upon either direct usage, if separately metered, or an appropriate allocation among all tenants consuming those services as measured from the meter monitoring this usage;

                 4.2.6.4 The electrical costs incurred in the operation of the "chiller" for the Building, which shall be allocated pro rata among the Building tenants;

                 4.2.6.5 Cost of maintenance, depreciation and replacement of machinery, tools and equipment (if owned by Landlord) and for rental paid for such machinery, tools and equipment (if rented) used in connection with the operation or maintenance of the Building maintenance (except that if such equipment is used at a location other than the Property, all costs attributable to such equipment shall be allocated proportionately to the Property based on the ratio of the number of hours of operation at the Property during a specific time period [such as a month, Lease Year, calendar year or fiscal year] divided by the total number of hours of operation of such equipment at all locations during the same time period);

                 4.2.6.6 All premiums and deductibles on policies of compensation, public liability, property damage, automobile, garage keepers, rental loss and any other policies of insurance maintained by Landlord with respect to the Property, Building or any insurable interest therein. Cost of casualty and liability insurance applicable to the Property and/or the Building, the improvements therein, and Landlord's personal property used in connection therewith;

                 4.2.6.7 Cost of janitorial services, repairs and general maintenance;

                 4.2.6.8 Any capital improvements made or installed (a) to be in compliance with any applicable government statutes, ordinances, regulations or other requirements, and (b) for purposes of saving labor or otherwise reducing applicable operating costs amortized over the useful life of such improvements, as determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item;

                 4.2.6.9 Costs in connection with maintaining and operating any garage owned by the Landlord for use by tenants of the Building;

                 4.2.6.10 All taxes and assessments and governmental charges whether federal, state, county or municipal and any other taxes and assessments attributable to the Property and/or the Building or its operation, including without limitation real property taxes and assessments and any tax or other levy, however denominated, on or measured by the rental collected by the Landlord with respect to the Building, or on Landlord's business of leasing the Building, but excluding federal and state taxes on income and corporate franchise taxes (Any such assessments which are payable in installments shall only be included in Operating Expenses to the extent Landlord had elected to pay the same over the longest installment permitted by the jurisdiction imposing such assessment and Tenant shall not be responsible for the portion thereof attributable to periods not included in the Lease Term. If at any time during the Lease Term a tax, license fee or excise on rents or other tax, however described, is levied or assessed against Landlord on account of the rent expressly reserved hereunder, as a substitute in whole or in part for taxes levied or assessed on land and buildings or on land or buildings, such tax or excise on rents or other tax shall be included within the definition of Operating Expenses, but only to the extent of the amount thereof which is lawfully levied, assessed or imposed as a direct result of Landlord's ownership of this Lease or of the rentals accruing under this Lease);

                 4.2.6.11 The cost of maintaining any public transit system, vanpool, or other public or semi-public transportation imposed upon Landlord's ownership and operation of the Building;

                 4.2.6.12 Cost of all accounting and other professional fees incurred in connection with the operation of the Property and/or the Building;

                 4.2.6.13 A management fee, not to exceed current market rates, which may be payable to the Landlord;

                 4.2.6.14 Cost of replacing lamps, bulbs, starters and ballasts used in the Building, other than those for which the cost is billed directly to a tenant.

      Notwithstanding the foregoing, Operating Expenses shall not include expenses for which the Landlord is reimbursed or indemnified (either by an insurer, condemnor, tenant or otherwise); expenses incurred in leasing or procuring tenants (including, without limitation, lease commissions, legal expenses, advertising costs, and expenses of renovating space for tenants); legal, accounting and other expenses arising out of disputes with tenants or other occupants of the Building, the enforcement of the provisions of any lease of space in the Building or the defense of Landlord's title to or interest in the Property, Building or any portion of either; fines or penalties incurred due to violations by Landlord of any governmental rule or authority; provided that if, as a consequence of any such violation, Landlord is required to incur costs on an ongoing basis which are in the nature of Operating Expenses as described herein, such costs shall be included in Operating Expenses; except as provided in Section
                                                                     -------
4.2.6.1, Landlord's general corporate overhead and general administrative
-------
expenses (excluding reimbursement of out-of-pocket costs for postage, photocopies, and telephone costs incurred in operating the Building); interest or amortization payments on any mortgage or mortgages, and rental under any ground or underlying lease or leases; costs of any work or service performed for or facilities furnished to a tenant at the tenant's cost; the cost of correcting defects (latent or otherwise) in the construction, design, workmanship or material of the Building, except those conditions (not occasioned by construction defects) resulting from wear and tear shall not be deemed defects; and costs of capital improvements and depreciation and amortization (except as provided in Section 4.2.6.8 or otherwise above). Landlord and Tenant shall each
            ---------------
from time to time upon request of the other sign a written memorandum confirming the amount of the Additional Rent as adjusted from time to time hereunder. Landlord shall not collect in excess of one hundred percent (100%) of the Total Operating Expenses for any Lease Year and shall not recover any item of cost more than once. In computing Operating Expenses for any period, if less than one hundred percent (100%) of the rentable square feet of the Building are occupied by tenants during such period, the amount of Operating Expenses will be deemed to be increased to an amount equal to the like Operating Expenses which would have been incurred in Landlord's reasonable judgment had such occupancy been one hundred percent (100%) of the rentable square feet of the Building during such period.

                 4.2.7 Tenant shall have the right, upon fulfillment of the conditions set forth below, to conduct one (1) audit of the Landlord's books and records covering the Operating Expenses for a particular calendar year to verify the accuracy of the Landlord's determination of the Operating Expenses for such period. The conditions which must be met before Tenant shall have the right to audit the books and records of a particular calendar year are as follows:

                 4.2.7.1 Tenant must provide Landlord not less than thirty (30) days' prior written notice of the Tenant's election to audit (the "Tenant's Notice of Audit"), together with the information concerning the auditor as outlined in subsection 4.2.7.4 below, which Tenant's Notice of Audit and
            ------------------
information must be delivered to Landlord within thirty (30) days after Tenant's receipt of the Landlord's statement of actual Operating Expenses for a particular calendar year.

                 4.2.7.2 Tenant's audit must be undertaken and completed by Tenant or its agents at reasonable times during Landlord's normal business hours at the place where the Landlord's records are kept. Said audit must be commenced within ninety (90) days of Tenant's receipt of the Landlord's statement of Operating Expenses for a particular calendar year and completed within a reasonable time of commencement.

                 4.2.7.3 Tenant shall not entitled to conduct an audit if Landlord has delivered written notice to Tenant that Tenant is in default under this Lease.

                 4.2.7.4 At the time the Tenant delivers its Tenant's Notice of Audit to Landlord, the Tenant shall also provide evidence that the audit will be a "fair and true audit." For the purposes hereof, the term "fair and true audit" shall mean that the review of the subject books and records shall be undertaken and completed by the Tenant, its officers or employees, or by an independent accounting firm being paid on an hourly basis and that in no event will the party auditing the books (or that party's employer or principal) directly or indirectly base the compensation or fees for such audit work upon a percentage of the savings found or the return due the Tenant by reason of that audit.

                 4.2.7.5 The Tenant's rights to audit the Landlord's books and records shall be strictly limited to the right set forth above and the Tenant shall have no right to audit any of the Landlord's books or records for any calendar year before or after the Lease Term or for any calendar year other than the immediately preceding calendar year as set forth above. All costs and expenses of the audit shall be borne solely by the Tenant.

                 4.2.7.6 A true and correct copy of the audit shall be delivered to the Landlord within fifteen (15) days of the completion of such audit if Tenant requests a credit for overpayment. Any overpayment shown by such audit shall be subject to the Landlord's prompt verification and, upon such verification, shall be given to the Tenant as a credit against Operating Expenses next falling due or, if after the expiration of the Term, shall be promptly paid directly to Tenant.

     Section 4.3 Rent. The terms "Rent" and "Rental" as used in this Lease shall mean all amounts to be paid hereunder by Tenant whether those sums are designated as Basic Rent or Additional Rent and as adjusted by the terms of this Lease. Failure by Tenant to pay any sum of Rent due under this Article 4 shall
                                                               ---------
entitle Landlord to pursue any or all remedies specified in this Lease as well as remedies specified in RCW Chapter 59.12 or otherwise allowed by law.

     Section 4.4 Place of Payment. All Rent shall be paid to the Landlord on or before the first day of each calendar month at the address to which notices to Landlord are to be given. All Rental payments to be made hereunder, whether Basic Rent, or Additional Rent or otherwise, are to be made without deduction, setoff, prior notice or demand by Landlord.

                      ARTICLE 5. PREPAID RENTPREPAID RENT

     Section 5.1 Prepaid Rent. Contemporaneously with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum set forth as Prepaid Rent in the Lease Summary to be applied to Basic Rent for the month during the Term hereof as specified in the Lease Summary. In the event Tenant defaults under the terms of this Lease prior to the application of the Prepaid Rent, such sums shall not be applicable to the Basic Rent as set forth in the Lease Summary but shall be held by Landlord as a security deposit for the full and faithful performance of every provision of this Lease to be performed by Tenant.

                             ARTICLE 6. TAXESTAXES

     Section 6.1 Personal Property Taxes. Tenant shall pay before delinquency all license fees, public charges, property taxes and assessments on the furniture, fixtures, equipment and other property of or being used by Tenant at any time situated on or installed in the Premises.

     Section 6.2 Business Taxes. Tenant shall pay before delinquency all taxes and assessments or license fees levied, assessed or imposed by law or ordinance, by reason of the use of the Premises for the specific purposes set forth in this Lease.

     Section 6.3 Right to Contest. Notwithstanding the foregoing, Tenant shall have the right to contest the validity or amount of any taxes, assessments, duties or fees contemplated by Sections 6.1 or 6.2 as long as Tenant first
                               -------------------
provides such security in lieu of payment as Landlord may reasonably require and Landlord's interest in the Premises or the Property is not rendered subject to forfeiture, sale or disturbance. In such case, during the bona fide period of such contest, Tenant will not be in default hereunder. However, upon final determination of such contest, Tenant must immediately pay the amount found to be due thereby, if any, together with all costs, penalties or interest. After such payment, Tenant will be entitled to the release of any security.

           ARTICLE 7. MAINTENANCE, REPAIRS AND ALTERATIONSMAINTENANCE,
                            REPAIRS AND ALTERATIONS

         Section 7.1 Landlord's and Tenant's Improvements. Landlord and Tenant shall, each at its own expense, complete and install in a good and workmanlike manner within the Stage I Premises those items specified as the "Landlord's Work" and "Tenant's Work", respectively, on Exhibit C attached hereto.
                                            ---------

         Section 7.2 Services to Be Furnished by Landlord. Provided Tenant is not in default under any of the provisions of this Lease, and subject to reimbursement pursuant to Section 4.2 above, Landlord shall provide the
                             ------------
following services during standard hours of operation of the Building. These standard hours of operation are 8 a.m. to 6 p.m., Monday through Friday.

                 7.2.1 Public utilities shall be caused to furnish the Premises with electricity and water utilized in operating any and all facilities serving the Premises;

                 7.2.2 Hot and cold water at those points of supply provided for general use of other tenants in the Building, central heat and air conditioning in season, at such times as Landlord normally furnishes these services to other tenants in the Building and at temperatures and in amounts as are considered by Landlord to be standard, but this service at times during the weekdays at other than standard hours of operation for the Project, on weekends and holidays shall be furnished only upon request of Tenant, who shall bear the entire costs thereof in respect to the Premises;

                 7.2.3 Routine maintenance, painting and electric lighting service for all Common Areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard and consistent with the operation and maintenance of the Building as a first-class office building in Seattle, Washington;

                 7.2.4 Janitorial service on a five (5) day week basis, excluding Fridays, Saturdays, and legal holidays;

                 7.2.5 Electrical facilities to provide sufficient power for typewriters, personal computers and other small office machines of similar low electrical consumption, but not including electricity required for electronic data processing equipment, special lighting in excess of building standard, and any other item of electrical equipment which (itself) consumes more than .5 kilowatts per hour at rated capacity or requires a voltage other than 120 volts single phase per square foot. If any electrical equipment installed in the Premises requires air conditioning capacity above that provided by the building standard system, then the additional air conditioning installation and corresponding operating costs will be the separate obligation of the Tenant; and

                 7.2.6 Security for the Building; provided, however, Landlord
                                                  --------  -------
shall not be liable to Tenant or any employee, invitee, licensee or sublessee of Tenant for bodily injury, property damage, or other losses or damages due to theft, burglary, or other criminal activities occurring in or about the Building.

In the event Tenant desires any of the aforementioned services in amounts in excess of those deemed by Landlord to be "standard" and in the event Landlord elects to provide these additional services, Tenant shall pay Landlord as Additional Rent hereunder the cost of providing these additional services. Failure by Landlord to any extent to furnish any of the above services, or any cessation thereof, resulting from causes beyond the control of Landlord, shall not render Landlord liable in any respect for damages to either person or property, nor shall that event be construed as an eviction of Tenant, nor result in an abatement of Rent, nor relieve Tenant from any of Tenant's obligations hereunder (including, but not limited to, the payment of Rent). Should any of the equipment or machinery utilized in supplying the services listed herein for any cause cease to function properly, Landlord shall use commercially reasonable diligence to repair that equipment or machinery promptly, but Tenant shall have no right to terminate this Lease, and shall have no claim for a reduction, abatement or rebate of Rent or damages on account of any interruption in service occasioned thereby or resulting therefrom.

     Section 7.3 Tenant's Maintenance and Repairs. Tenant shall be obligated to maintain and to make all repairs, replacements or additions of any kind whatsoever to all personal property located within the Premises and to all trade fixtures, furnishings and carpet located within the Premises. Tenant shall keep all such items in good condition, subject to ordinary wear and tear. Tenant also shall be responsible for maintaining and replacing all specialty lamps, bulbs, starters and ballasts.

     Section 7.4 Tenant's Alterations. Subject to Landlord's prior written approval, Tenant may make, at its expense, additional improvements or alterations to the Premises which it may deem necessary or desirable. Landlord's approval to any improvements or alterations may be withheld in Landlord's sole discretion if such improvements or alterations require any other alteration, addition, or improvement to be performed or made to any portion of the Building other than the Premises. Any repairs or new construction by Tenant shall be done in compliance with all applicable laws, rules, and regulations (including, without limitation, the Americans with Disabilities Act of 1990 (the "ADA")) and in conformity with plans and specifications approved by Landlord and shall be performed by a licensed contractor approved by Landlord; provided, however, Landlord's consent to any alterations or improvements, or Landlord's approval of plans and specifications for such alterations or improvements shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules, and regulations (including, without limitation, the ADA). If requested by Landlord, Tenant shall post a bond or other security satisfactory to Landlord to protect Landlord against liens arising from work performed for Tenant. All work performed shall be done in a workmanlike manner and with materials of the quality and appearance as exist throughout the Building. Landlord may require Tenant to remove and restore any improvements or alterations on the termination of this Lease in accordance with Section 13.2 below.
                ------------

     Section 7.5 Liens. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, material furnished, or obligations incurred by Tenant. If Tenant disputes the correctness or validity of any claim of lien, Tenant shall, within ten (10) days after written request by Landlord, post or provide security in a form and amount acceptable to Landlord to insure that title to the Property remains free from the lien claimed.

                         ARTICLE 8. INSURANCEINSURANCE

     Section 8.1 Use; Rate. Tenant shall not do anything in or about the Premises which will in any way tend to increase insurance rates paid by Landlord on policies of liability or casualty insurance maintained with respect to the Building and/or Property. In no event shall Tenant carry on any activities which would invalidate any insurance coverage maintained by Landlord.

     Section 8.2 Liability Insurance. Tenant shall during the Lease Term, at its sole expense, maintain in full force a policy or policies of commercial general liability insurance issued by one or more insurance carriers, insuring against liability for injury to or death of persons and loss of or damage to property occurring in or on the Premises and any portion of the Common Area which is subject to Tenant's exclusive control. Said liability insurance shall be in an amount not less than Two Million Dollars ($2,000,000.00) combined single limit for bodily and personal injury and property damage per occurrence and not less than Five Million Dollars ($5,000,000.00) in the aggregate.

     Section 8.3 Worker's Compensation Insurance. Tenant shall at all times maintain Worker's Compensation Insurance in compliance with Washington law.

     Section 8.4 Casualty Insurance. Tenant shall pay for and shall maintain in full force and effect during the Term of this Lease a standard form policy or policies of property and all-risk coverage with an extended coverage endorsement covering all interior and storefront glass, whether plate or otherwise, stock in trade, trade fixtures, equipment, and other personal property located in the Premises and used by Tenant in connection with its business.

     Section 8.5 Compliance With Regulations. Tenant shall, at its own expense, comply with all requirements, including installation of fire extinguishers, or automatic dry chemical extinguishing systems, required by insurance underwriters or any governmental authority having jurisdiction thereover, necessary for the maintenance of reasonable fire and extended insurance for the Premises and/or Building.

     Section 8.6 Waiver of Subrogation. Any property and all-risk coverage insurance carried by Landlord or Tenant insuring, in whole or in part, the Building and/or the Premises, including improvements, alterations and changes in and to the Premises made by either of them, and Tenant's trade fixtures therein shall be written in such a manner as to permit the waiver of rights of subrogation prior to loss by either party against the other in connection with loss or damage covered by the policies involved. So long as the policy or policies can be so written and maintained in effect, neither Landlord nor

Tenant shall be liable to the other for any such loss or damage. Either party shall, upon request by the other party, furnish such other party evidence of its compliance with this Section 8.6.
                     -----------

     Section 8.7 General Requirements.

                 8.7.1 All policies of insurance required to be carried hereunder by Tenant shall be written by companies licensed to do business in Washington and which have A.M. Best rating of not less than A:XIII or better in the "Best's Key Rating Guide". Tenant shall, when requested by Landlord, furnish Landlord with a certificate evidencing insurance required to be maintained by Tenant pursuant to this Article 8 and shall satisfy Landlord that each such
                        ---------
policy is in full force and effect.

                 8.7.2 The commercial general liability insurance required to be carried under Section 8.2 above shall be primary and non-contributing with the insurance carried by Landlord.

                 8.7.3 Each policy required under Sections 8.2 and 8.4 shall
                                                  --------------------
expressly include, severally and not collectively, as named or additionally named insured thereunder, the Landlord, Landlord's property manager, and any person or firm designated by the Landlord and having an insurable interest thereunder, hereinafter called "Additional Insured," as their respective interests may appear.

                 8.7.4 All insurance policies maintained by Tenant shall not be subject to cancellation in coverage except upon at least thirty (30) days' prior written notice to Landlord. The policies of insurance or duly executed Accord Form 27, Evidence of Property Insurance Forms evidencing such policies, together with satisfactory evidence of the payment of premiums thereon, shall be deposited with Landlord.

                 8.7.5 If the Tenant fails to procure and maintain insurance as required by this Article 8, the Landlord may obtain such insurance and keep it
                 ---------
in effect, and the Tenant shall pay to Landlord the premium cost thereof, upon demand and as Additional Rent, with interest as provided in Section 21.7 below
                                                            ------------
from the date of payment by the Landlord to the date of repayment by the Tenant.

                 8.7.6 The limits of any insurance maintained by Tenant pursuant to this Article 8 shall in no way limit the liability of Tenant under this
        ---------
Lease.

     Section 8.8 Blanket Insurance. The Tenant may fulfill its insurance obligations hereunder by maintaining a so-called "blanket" policy or policies of insurance in a form that provides by specific endorsement coverage not less than that which is required hereunder for the particular property or interest referred to herein; provided, however, that the coverage required by this
                    --------  -------
Article 8 will not be reduced or diminished by reason of use of such blanket
---------
policy of insurance.

                    ARTICLE 9. DESTRUCTION AND CONDEMNATION

     Section 9.1 Total or Partial Destruction.

                 9.1.1 In the event the Building and/or the Premises is damaged by fire or other perils covered by Landlord's insurance, Landlord shall:

                 9.1.1.1 In the event of Total Destruction, either Landlord or Tenant may elect to terminate this Lease by written notice delivered to the other not later than sixty (60) days after the event causing the Total Destruction. In the event neither party delivers such notice, the Lease shall remain in effect, subject to the remaining provisions of this Section 9.1. As
                                                              -----------
used herein, the term "Total Destruction" means damage to the Building and/or Premises exceeding fifty percent (50%) of the full insurable value thereof.

                 9.1.1.2 In the event of partial destruction of the Building and/or the Premises, to an extent not exceeding fifty percent (50%) of the full insurable value thereof, and if the damage thereto is such that the Building and/or the Premises may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the discovery of such casualty, and if Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration shall require a period longer than ninety (90) days or exceeds fifty percent (50%) of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, then Landlord either may elect to so repair, reconstruct or restore and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore and the Lease shall then terminate. Under any of the conditions of this
Section 9.1.1.2, Landlord shall give written notice to Tenant of its intention
---------------
within sixty (60) days after Landlord's discovery of such partial destruction. In the event Landlord elects not to restore the Building and/or the Premises, this Lease shall be deemed to have terminated as of the date possession of the Premises is surrendered to Landlord.

                 9.1.2 Upon any termination of this Lease under any of the provisions of this Section 9.1, the parties shall be released without further
                   -----------
obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid.

                 9.1.3 In the event of repair, reconstruction and restoration by Landlord as herein provided, the rental payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration; provided that there shall be no abatement of rent if such damage is the result of Tenant's negligence or intentional wrongdoing. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration. Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Section 9.1. Notwithstanding anything to the contrary
                         -----------
contained in this Section 9.1, if Landlord is delayed or prevented from
                  -----------
repairing or restoring the damaged Premises within one (1) year after the discovery of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord, at its option, may terminate this Lease, whereupon Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said one year period.

                 9.1.4 If damage is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

                 9.1.5 If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only of those portions of the Building and the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

                 9.1.6 Notwithstanding anything to the contrary contained in this Section 9.1, Landlord shall not have any obligation whatsoever to repair,
     -----------
reconstruct or restore the Premises when the damage resulting from any casualty covered under this Section 9.1 is discovered during the last twelve (12) months
                   -----------
of the Stage II Term of this Lease or any extension hereof.

                 9.1.7 Landlord and Tenant hereby waive the provisions of any statutes or court decisions which relate to the abatement or termination of leases when leased property is damaged or destroyed and agree that such event shall be exclusively governed by the terms of this Lease.

     Section 9.2 Condemnation. If the whole of the Building or the Premises, or such portion thereof as shall be required for its reasonable use, shall be taken by virtue of any condemnation or eminent domain proceeding, this Lease shall automatically terminate as of the date of the condemnation, or as of the date possession is taken by the condemning authority, whichever is later. Current Rent shall be apportioned as of the date of the termination. In case of a taking of a part of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rental shall be equitably reduced based upon the proportion by which the Rentable Area of the Premises is reduced. This Rent reduction shall be effective on the date of the partial taking. No award, settlement in lieu of an award, or any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award or settlement in lieu of an award which may be made in the taking or condemnation proceeding, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided that nothing herein shall prevent Tenant from making a separate claim against the condemning authority for the taking of Tenant's personal property and/or moving costs so long as such claim in no way affects the award to be received by Landlord.

     Section 9.3 Sale Under Threat of Condemnation. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking under the power of eminent domain for all purposes under this
Article 9.
---------

              ARTICLE 10. INDEMNITY AND WAIVERINDEMNITY AND WAIVER

     Section 10.1 Indemnity.


                 10.1.1 Tenant, as a material part of the consideration to be rendered to Landlord, and subject to subsection 10.1.2 below, hereby agrees to
                                     -----------------
defend, indemnify, and hold Landlord harmless against any and all claims, costs, and liabilities, including reasonable attorneys' fees and costs (including costs and fees associated with any lawsuit or appeal), arising by reason of any injury or claim of injury to person or property, of any nature and howsoever caused, arising out of the use, occupation and/or control of the Premises, or from any breach of the terms of this Lease, or any violation of any governmental or insurance requirements by Tenant, its sublessees, assignees, invitees, agents, employees, contractors, or licensees, except and to the extent as may arise out of the willful or negligent acts of Landlord or Landlord's agents, employees or contractors.

                 10.1.2 In the event of concurrent negligence of Tenant, its sublessees, assignees, invitees, agents, employees, contractors, or licensees on the one hand, and that of Landlord, its agents, employees, or contractors on the other hand, which concurrent negligence results in injury or damage to persons or property of any nature and howsoever caused, and relates to the construction, alteration, repair, addition to, subtraction from, improvement to or maintenance of the Premises, Common Areas, or Building, Tenant's obligation to indemnify Landlord as set forth in this Section 10.1 shall be limited to the extent of
                              ------------
Tenant's negligence, and that of Tenant's sublessees, assignees, invitees, agents, employees, contractors or licensees, including Tenant's proportional share of costs, attorneys' fees and expenses incurred in connection with any claim, action or proceeding brought with respect to such injury or damage. Tenant agrees that it will not assert its industrial insurance immunity if such assertion would be inconsistent with Landlord's right to indemnification from Tenant pursuant to this Section 10.1. The parties agree that this provision was
                        ------------
mutually negotiated.

                 Section 10.2 Waiver. All property kept, stored or maintained on the Premises shall be so kept, stored or maintained at the sole risk of Tenant. Except in the case of Landlord's negligence or willful misconduct, Landlord shall not be liable, and Tenant waives all claims against Landlord, for damages to persons or property sustained by Tenant or by any other person or firm resulting from the Building or by reason of the Premises or any equipment located therein becoming out of repair, or through the acts or omissions of any persons present in the Building (including the Common Areas) or renting or occupying any part of the Building (including the Common Areas), or for loss or damage resulting to Tenant or its property from burst, stopped or leaking sewers, pipes, conduits, or plumbing fixtures, or for interruption of any utility services, or from any failure of or defect in any electric line, circuit, or facility, or any other type of improvement or service on or furnished to the Premises or the Common Areas or resulting from any accident in, on, or about the Premises or the Common Areas.

                               ARTICLE 11. DELAYS

     Section 11.1 Delays. If either party is delayed in the performance of any covenant of this Lease because of any of the following causes (referred to elsewhere in this Lease as a "Delaying Cause"): acts of the other party, action of the elements, war, riot, labor disputes, inability to procure or general shortage of labor or materials in the normal channels of trade, delay in transportation, delay in inspections, or any other cause beyond the reasonable control of the party so obligated, whether similar or dissimilar to the foregoing, financial inability excepted, then that performance shall be excused for the period of the delay but shall in no way affect Tenant's obligation to pay Rent or the length of the Lease Term.

           ARTICLE 12. ASSIGNMENT, SUBLEASE AND SUCCESSIONASSIGNMENT,
                            SUBLEASE AND SUCCESSION

     Section 12.1 Consent Required. Tenant shall not voluntarily or by operation of law, (1) mortgage, pledge, hypothecate or encumber this Lease or any interest herein, (2) assign or transfer this Lease or any interest herein, sublease the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be withheld unreasonably as set forth below in this Section 12, provided that (i) Tenant is not then in default
                    ----------
under this Lease nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute a default hereunder, and (ii) Tenant has not previously assigned or transferred this Lease or any interest herein or subleased the Premises or any part thereof. When Tenant requests Landlord's consent to such assignment or subletting, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide current and prior financial statements for the proposed assignee or subtenant, which financial statements shall be audited to the extent available and shall in any event be prepared in accordance with generally accepted accounting principles. Tenant shall also provide Landlord with a copy of the proposed sublease or assignment agreement, including all material terms and conditions thereof. Landlord shall have the option, to be exercised within thirty (30) days of receipt of the foregoing, to (1) terminate this Lease as of the commencement date stated in the proposed sublease or assignment, (2) sublease or take an assignment, as the case may be, from Tenant of the interest, or any portion thereof, in this Lease and/or the Premises that Tenant proposes to assign or sublease, on the same terms and conditions as stated in the proposed sublet or assignment agreement, (3) consent to the proposed assignment or sublease, or (4) refuse its consent to the proposed assignment or sublease, providing that such consent shall not be unreasonably withheld so long as Tenant is not then in default under this Lease nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute a default hereunder. In the event Landlord elects to terminate this Lease or sublease or take an assignment from Tenant of the interest, or portion thereof, in the Lease and/or the Premises that Tenant proposes to assign or sublease as provided in the foregoing clauses (1) and (2), respectively, then Landlord shall have the additional right to negotiate directly with Tenant's proposed assignee or subtenant and to enter into a direct lease or occupancy agreement with such party on such terms as shall be acceptable to Landlord in its sole and absolute discretion, and Tenant hereby waives any claims against Landlord related thereto, including, without limitation, any claims for any compensation or profit related to such lease or occupancy agreement.

     Section 12.2 Landlord's Consent. Without otherwise limiting the criteria upon which Landlord may withhold its consent, Landlord shall be entitled to consider all reasonable criteria including, but not limited to, the following:
(1) whether or not the proposed subtenant or assignee is engaged in a business which, and the use of the Premises will be in an manner which, is in keeping with the then character and nature of all other tenancies in the Building, (2) whether the use to be made of the Premises by the proposed subtenant or assignee will conflict with any so-called "exclusive" use then in favor of any other tenant of the Building, and whether such use would be prohibited by any other portion of this Lease, including, but not limited to, any rules and regulations then in effect, or under applicable Laws, and whether such use imposes a greater load upon the Premises and the Building services then imposed by

Tenant, (3) the business reputation of the proposed individuals who will be managing and operating the business operations of the assignee or subtenant, and the long-term financial and competitive business prospects of the proposed assignee or subtenant, and (4) the creditworthiness and financial stability of the proposed assignee or subtenant in light of the responsibilities involved. In any event, Landlord may withhold its consent to any assignment or sublease, if
(i) the actual use proposed to be conducted in the Premises or portion thereof conflicts with the provisions of Section 2.1 above or with any other lease which
                                 -----------
restricts the use to which any space in the Building may be put, (ii) the proposed assignment or sublease requires material alterations, improvements or additions to the Premises or portions thereof, (iii) the portion of the Premises proposed to be sublet is irregular in shape and/or does not permit safe or otherwise appropriate means of ingress and egress, or does not comply with governmental safety and other codes, (iv) the proposed sublessee or assignee is either a governmental agency or instrumentality thereof; (v) the proposed sublessee or assignee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed sublessee or assignee, either (x) occupies space in the Building at the time of the request for consent, or (y) is negotiating with Landlord or has negotiated with Landlord during the six (6) month period immediately preceding the date Landlord receives Tenant's request for consent, to lease space in the Building. As a further condition to any rights Tenant may have under this Lease to sublet all or any portion of the Premises, Tenant shall offer space for sublease at a starting base rental rate no lower than Landlord's then current highest asking base rental rate for other space in the Building which is then on the market for direct lease. If there is no space in the Building then currently on the market for direct lease, Tenant shall offer the space for sublease at a starting base rental rate no lower than a rate which is the average of the starting rate for Landlord's last two new leases and/or renewals in the Building, or if Landlord has not entered into two new leases and/or renewals within the immediately preceding six month period, then Tenant shall offer the space for sublease at a starting base rental rate no lower than the fair market rental rate.

     Section 12.3 Terms of Assignment or Sublease; Profit on Approved
Assignment.

                 12.3.1 If Landlord approves an assignment or subletting as herein provided, the assignment or sublease agreement, as the case may be, after approval by Landlord, shall not be amended without Landlord's prior written consent, and shall contain a provision directing the assignee or subtenant to pay the rent and other sums due thereunder directly to Landlord upon receiving written notice from Landlord that Tenant is in default under this Lease with respect to the payment of Rent. In the event that, notwithstanding the giving of such notice, Tenant collects any rent or other sums from the assignee or subtenant, then Tenant shall hold such sums in trust for the benefit of Landlord and shall immediately forward the same to Landlord. Landlord's collection of such rent and other sums shall not constitute an acceptance by Landlord of attornment by such assignee or subtenant. A consent to one assignment, subletting, occupation or use shall not be deemed to be a consent to any other or subsequent assignment, subletting, occupation or use, and consent to any assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any assignment or subletting without Landlord's consent shall be void, and shall, at the option of Landlord, constitute a default under this Lease.

                 12.3.2 If Landlord approves an assignment of the entirety of Tenant's interest in the Lease (as opposed to a subletting) as herein provided, and provided Landlord's approval is accompanied by an instrument by which Landlord releases Tenant from Tenant's obligations under this Lease which first accrue from and after the date of assignment, then Tenant shall pay to Landlord, as Additional Rent, one hundred percent (100%) of the excess, if any, of (1) the rent, additional rent and any other consideration payable by the assignee to Tenant, less reasonable and customary market-based leasing commissions, if any, incurred by Tenant in connection with such assignment; minus (2) Base Rent plus Additional Rent allocable to that part of the Premises affected by such assignment or sublease pursuant to the provisions of this Lease, which commissions shall, for purposes of the aforesaid calculation, be amortized on a straight-line basis over the term of such assignment or sublease.

     Section 12.4 General Conditions.

                 12.4.1 Except as may be to the contrary as provided for in
Section 12.3.2, notwithstanding any assignment or subletting, Tenant and any
--------------
guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of the Rent and for compliance with all of Tenant's other obligations under this Lease (regardless of whether Landlord's approval has been obtained for any such assignment or subletting); provided, however, (X) in the event Landlord has made
                           --------  -------
the election to terminate pursuant to clause (1) of Section 12.1, Tenant shall
                                                    ------------
be released from its obligations hereunder to the extent the Lease has been terminated and (Y) in the event Landlord has made the election to sublease or take an assignment pursuant to clause (2) of Section 12.1, Tenant shall be
                                             ------------
released of its obligations to the extent Landlord has taken an assignment of a portion of the lease, or having taken a sublease, Landlord fails to perform its obligations under such sublease.

                 12.4.2 Tenant shall pay Landlord's reasonable fees (including, without limitation, the fees of Landlord's counsel), incurred in connection with Landlord's review and processing of documents regarding any proposed assignment or sublease.

                 12.4.3 Notwithstanding anything in this Lease to the contrary, in the event Landlord consents to an assignment or subletting by Tenant in accordance with the terms of this Section 12, Tenant's assignee or subtenant
                                  ----------
shall have no right to further assign this Lease or any interest therein or thereunder or to further sublease all or any portion of the Premises. In furtherance of the foregoing, Tenant acknowledges and agrees on behalf of itself and any assignee or subtenant claiming under it (and any such assignee or subtenant by accepting such assignment or sublease shall be deemed to acknowledge and agree) that no sub-subleases or further assignments of this Lease shall be permitted at any time.

                 12.4.4 If this Lease is assigned, whether or not in violation of the provisions of this Lease, Landlord may collect Rent from the assignee. If the Premises or any part thereof is sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord may, after a default by Tenant, collect Rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Section 12, or the acceptance of the assignee, subtenant or
                   ----------
occupant as tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this Lease. The consent by Landlord to an assignment, mortgaging, pledging, encumbering, transfer, use, occupancy or subletting pursuant to any provision of this Lease shall not, except as otherwise provided herein, in any way be considered to relieve Tenant from obtaining the express consent of Landlord to any other or further assignment, mortgaging, pledging, encumbering, transfer, use, occupancy or subletting. References in this Lease to use or occupancy by anyone other than Tenant shall not be construed as limited to subtenants and those claiming under or through subtenants but as including also licensees or others claiming under or through Tenant, immediately or remotely. The listing of any name other than that of Tenant on any door of the Premises or on any directory or in any elevator in the Building, or otherwise, shall not, except as otherwise provided herein, operate to vest in the person so named any right or interest in this Lease or in the Premises, or be deemed to constitute, or serve as a substitute for, or any waiver of, any prior consent of Landlord required under this Section 12.
                                                             ----------
                 12.4.5 Each subletting and/or assignment pursuant to this
Section 12 shall be subject to all of the covenants, agreements, terms,
----------
provision and conditions contained in this Lease and each of the covenants, agreements, terms, provisions and conditions of this Lease shall be automatically incorporated therein. If Landlord shall consent to, or reasonably withhold its consent to, any proposed assignment or sublease, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar in connection with the proposed assignment or sublease.

                      ARTICLE 13. SURRENDER OF POSSESSION

     Section 13.1 Surrender. Upon the Stage I Termination Date, the Stage II Termination Date, or upon the earlier termination of this Lease as provided for herein, whether by lapse of time or otherwise, Tenant shall surrender the Stage I Premises, the Stage II Premises, or the Premises to Landlord, as applicable.

     Section 13.2 Condition at Time of Surrender. Furnishings, trade fixtures and equipment including but not limited to voice and data cabling, telecommunications equipment installed by Tenant shall be the property of Tenant. Upon termination of this Lease, Tenant shall remove any such property. Tenant shall repair any damage to the Premises and/or Common Areas resulting from the installation or removal of Tenant's property, and Tenant shall deliver the Premises to Landlord in clean and good condition, except for reasonable wear and tear.

                            ARTICLE 14. HOLDING OVER

     Section 14.1 Holding Over. This Lease shall terminate without further notice at the expiration of the Stage I Term and Stage II Term, as applicable. Any holding over by Tenant without the express written consent of Landlord shall not constitute the renewal or extension of this Lease or give Tenant any rights in or to the Premises. In the event of such a holding over by Tenant without the express written consent of Landlord, the monthly Rent payments to be paid by Tenant shall be subject to increase at the sole discretion of Landlord in an amount equal to two hundred percent (200%) of the then applicable Rental rate; provided, however, no payment of such increased Rental by Tenant shall be deemed
--------  -------
to extend or renew the Term of this Lease, and such Rental payments shall be fixed by Landlord only to establish the amount of liability for payment of Rent on the part of Tenant during such period of holding over. In the event Landlord shall give its express written consent to Tenant to occupy the Premises beyond the expiration of the Term, that occupancy shall be construed to be a month-to-month tenancy upon all the same terms and conditions as set forth herein unless modified by Landlord in such written consent; provided that Rent charged during any period of holding over shall be as stated above.

                      ARTICLE 15. ENTRY BY LANDLORDENTRY

     Section 15.1 Entry by Landlord. Landlord reserves, and shall at any and all times have, the right to enter the Premises during business hours to inspect the same, to show the Premises to prospective purchasers or lessees, to post notices of nonresponsibility, to repair the Premises and any portion of the Building that Landlord may deem necessary or desirable, without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed; provided, that the entrance to the Premises shall not be blocked unreasonably thereby and, provided, further that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages, injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by Landlord's exercise of its rights pursuant to this Section 15.1, except and to the extent
                                        ------------
any such damage, injury or interference results from the negligence of Landlord. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors to or in the Premises in an emergency, in order to obtain entry to the Premises without liability to Tenant. Any entry to the Premises obtained by Landlord by any of these means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

     Section 15.2 Failure to Surrender. If Tenant fails to surrender the Stage I Premises upon the expiration of the Stage I Term, the Stage II Premises upon the expiration of the Stage II Term, or the entirety of the Premises upon the sooner termination of this Lease, Tenant shall indemnify and hold Landlord harmless from loss and liability resulting from that failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant.

                           ARTICLE 16. SUBORDINATION

     Section 16.1 Lease Subordinate To Mortgages. This Lease shall automatically be subordinate to any existing mortgages or deeds of trust which affect the Property, the Building and/or the Premises; to any first mortgages or deeds of trust hereafter affecting the Property, the Building and/or the Premises, and to all renewals, modifications, consolidations, replacements or extensions thereof. This provision shall be self-operative and no further instrument of subordination shall be required by any existing or first mortgagee or beneficiary of a deed of trust; provided, that Tenant shall have the continued
                                --------
enjoyment of the Premises free from any disturbance or interruption by any existing or first mortgagee or beneficiary of a deed of trust, or any purchaser at a foreclosure or private sale of the Property as a result of Landlord's default under a mortgage or deed of trust, so long as Tenant is not then in default under the terms and conditions of this Lease. In the event of the foreclosure of a deed of trust or mortgage affecting the Property, judicially or nonjudicially, or if title to the Property is conveyed by deed in lieu of foreclosure, Tenant agrees to attorn to and accept the purchaser(s) at the foreclosure sale(s) conducted pursuant to the deed of trust or mortgage or the grantee(s) in such deed(s) in lieu of foreclosure and his or its (or their) heirs, legal representatives, successors and assigns as Landlord under this Lease for the balance then remaining of the term hereof, subject to all terms and conditions of this Lease.

     Section 16.2 Estoppel Certificates. Tenant shall, within fifteen (15) days of presentation, acknowledge and deliver to Landlord (a) any subordination or non-disturbance agreement or other instrument that Landlord may require to carry out the provisions of this Article, and (b) any estoppel certificate requested by Landlord from time to time in the standard form of any mortgagee or beneficiary of and deed of trust affecting the Building and Premises certifying, if such be true, that Tenant is in occupancy, that this Lease is unmodified and in full force and effect, or if there have been modifications, that the Lease as modified is in full force and effect, and stating the modifications and the dates to which the Rent and other charges shall have been paid, and that there are no Rental offsets or claims. Acceptable forms of estoppel certificate and subordination agreement are attached as Exhibits F and G.
                                        ----------------

                        ARTICLE 17. DEFAULT AND REMEDY

     Section 17.1 Events of Tenant's Default. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

                 17.1.1 Vacation or abandonment of the Premises;

                 17.1.2 Failure by Tenant to make any payment required as and when due, where that failure shall continue for a period of three (3) calendar days;

                 17.1.3 Failure of Tenant to deposit with Landlord an amount equal to the proceeds of any Letter of Credit or cash proceeds deposited with Landlord pursuant to Paragraph 7 of Exhibit E to this Lease which have been
                     -----------
applied or retained by Landlord to satisfy any obligation of Tenant under this Lease, within ten (10) calendar days after Landlord's written demand to Tenant to do so;

                 17.1.4 Failure of Tenant to deposit with Landlord a substitute letter of credit in the Stipulated Amount on or before the LC Increase Date pursuant to Paragraph 7.5 of Exhibit E to this Lease;
            -------------    ---------

                 17.1.5 Failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease, other than making any payment when due, where that failure shall continue for a period of ten (10) calendar days after Landlord gives written notice to Tenant of that failure; and

                 17.1.6 Making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition in bankruptcy, including reorganization or arrangement, unless, in the case of a petition filed against Tenant, the petition is dismissed within ninety (90) calendar days; or the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises, or of Tenant's interest in this Lease.

     Section 17.2 Remedies. In the event of any breach or default by Tenant under the terms or provisions of this Lease, Landlord, in addition to any other rights or remedies that it may have, shall have the immediate right of reentry. Should Landlord elect to reenter or take possession of the Premises, it may either terminate this Lease, or from time to time, without terminating this Lease, relet the Premises or any part thereof for the account and in the name of the Tenant or otherwise, for any term or terms and conditions as Landlord in its sole discretion may deem advisable, with the right to complete construction of or make alterations and repairs to the Premises and/or improvements installed by Tenant. Tenant shall pay to Landlord in the event of reletting, as soon as ascertained, the costs and expenses incurred by Landlord in the reletting, completion of construction, or in making any alterations and repairs. Rentals received by Landlord from any reletting shall be applied: first, to the payment of any indebtedness, other than Rent, due hereunder from Tenant to Landlord; second, to the payment of Rent due and unpaid hereunder and to any other payments required to be made by the Tenant hereunder; and the residue, if any, shall be held by Landlord as payment of future Rent or damages in the event of termination as the same may become due and payable hereunder; and the balance, if any, at the end of the Term of this Lease shall be paid to Tenant. Should rental received from time to time from the reletting during any month be a lesser Rental than herein agreed to by Tenant, the Tenant shall pay the deficiency to Landlord. The Tenant shall pay the deficiency each month as the amount thereof is ascertained by the Landlord. Notwithstanding the foregoing, Landlord shall also have the right upon Tenant's default to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

                 17.2.1 The worth at the time of award of any unpaid Rent and any other sums due and payable which have been earned at the time of such termination; plus

                 17.2.2 The worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

                 17.2.3 The worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                 17.2.4 Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, including, without limitation, (A) any costs or expenses incurred by Landlord (1) in retaking possession of the Premises; (2) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering, remodeling or rehabilitating the Premises or any affected portions of the Building or the Project, including such actions undertaken in connection with the reletting or attempted reletting of the Premises to a new tenant or tenants;
(3) for leasing commissions, advertising costs and other expenses of reletting the Premises; or (4) in carrying the Premises, including taxes, insurance premiums, utilities and security precautions; (B) any unearned brokerage commissions paid in connection with this Lease; (C) reimbursement of any previously waived or abated Base Rent or Additional Rent or any free rent or reduced rental rate granted hereunder; and (D) any concession made or paid by Landlord to the benefit of Tenant in consideration of this Lease including, but not limited to, any moving allowances, contributions, payments or loans by Landlord for tenant improvements or build-out allowances (including without limitation, any unamortized portion of the improvement allowance provided to Tenant pursuant to Exhibit C, such improvement allowance to be amortized over
                   ---------
the Term in the manner reasonably determined by Landlord), or assumptions by Landlord of any of Tenant's previous lease obligations; plus

                 17.2.5 Such reasonable attorneys' fees incurred by Landlord as a result of a default, and costs in the event suit is filed by Landlord to enforce such remedy; and plus

                 17.2.6 At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

                 17.2.7 As used in subparagraphs 17.2.1 and 17.2.2 above, the
                                   -------------------------------
"worth at the time of award" is computed by allowing interest at an annual rate equal to twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. As used in subparagraph 17.2.3 above, the "worth at the time
                              -------------------
of award" is computed by discounting such amount at the discount rate of Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

     Section 17.3 Reletting. No reletting of the Premises by Landlord permitted under Section 17.2 shall be construed as an election on Landlord's part to
      ------------
terminate this Lease unless a notice of Landlord's intention to terminate is given to Tenant, or unless the termination of the Lease is decreed by a court of competent jurisdiction. In the event of reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for a previous breach, provided it has not been cured. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy it may have, it may recover from Tenant all damages it may incur by reason of that breach.

     Section 17.4 Default of Landlord. Landlord shall not be in default unless Landlord fails to perform its obligations under this Lease within thirty (30) days after written notice by Tenant, or if such failure is not reasonably capable of being cured within such thirty (30) day period, Landlord shall not be in default unless Landlord has failed to commence the cure and diligently pursue the cure to completion.

     Section 17.5 Non-Waiver. Failure by Landlord to take action or declare a default as a result of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of that term, covenant, or condition, or of any subsequent breach of any term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rental so accepted, regardless of Landlord's knowledge of that preceding breach at the time of acceptance of the Rent.

     Section 17.6 Mortgagee Protection. In the event of any uncured default on the part of Landlord, which default would entitle Tenant to terminate this Lease, Tenant shall not terminate this Lease unless Tenant has notified any mortgagee or beneficiary of deed of trust, whose address shall have been furnished to Tenant, at least thirty (30) days in advance of the proposed effective date of the termination. During the thirty (30) day period the mortgagee or beneficiary shall be entitled to commence to cure the default. If the default is not capable of being cured with due diligence within the thirty
(30) day period, the Lease shall not be terminated if the mortgagee or beneficiary of a deed of trust shall have commenced to cure the default within the thirty (30) day period and shall pursue the cure with due diligence thereafter. If the default is one which is not capable of cure by the mortgagee or beneficiary of a deed of trust within the thirty (30) day period because the mortgagee or beneficiary of a deed of trust is not in possession of the Building or Property, the thirty (30) day period shall be extended to include the time needed to obtain possession of the Premises by the mortgagee or beneficiary of a deed of trust by power of sale, judicial foreclosure, or other legal action required to recover possession, provided that these avenues are pursued with due diligence.

                     ARTICLE 18. LIMITATION OF LIABILITY

     Section 18.1 Limitation of Landlord's Liability. Tenant understands, covenants and agrees that the obligations of Landlord under this Lease shall not constitute personal obligations of Landlord, the individual partners of Landlord or its or their individual partners, directors, officers or shareholders, and Tenant shall look solely to the Property and the Building, and to no other assets of Landlord, for the satisfaction of any liability of Landlord with respect to this Lease, and shall not seek recourse against the individual partners of Landlord, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

     Section 18.2 Applicability. Tenant agrees that each of the covenants and agreements contained in Section 18.1 above shall be applicable to any covenant
                        ------------
or agreement either expressly contained in this Lease or imposed by statute or at common law.

                              ARTICLE 19. NOTICES

     Section 19.1 Notices. Any notice required or desired to be given under this Lease shall be in writing with copies directed as indicated herein and shall be personally served or given by mail. Any notice given by mail shall be deemed to have been given when seventy-two (72) hours have elapsed from the time such notice was deposited in the United States mail, certified mail, return receipt requested, and postage prepaid, addressed to the party to be served at the last address given by that party to the other party under the provisions of this section. As of the Lease Commencement Date, the addresses of the Landlord and Tenant are as specified in the Lease Summary.

                       ARTICLE 20. HAZARDOUS SUBSTANCES

     Section 20.1 Presence and Use of Hazardous Substances. Tenant shall not, without Landlord's prior written consent, keep on or around the Premises, Common Areas or Building, for use, disposal, transportation, treatment, generation, storage or sale, any substances designated as, or containing components designated as, hazardous, dangerous, toxic or harmful (collectively referred to as "Hazardous Substances"), and/or are subject to regulation by any federal, state or local law, regulation, statute or ordinance.

     Section 20.2 Landlord Indemnification. Landlord shall indemnify, defend, reimburse and hold Tenant harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Lease Commencement Date or which are caused by the gross negligence or willful misconduct of Landlord, its agents or employees.

     Section 20.3 Cleanup Costs, Default and Indemnification. Tenant shall be fully and completely liable to Landlord for any and all cleanup costs and any and all other charges, fees, penalties (civil and criminal) imposed by any governmental authority with respect to Tenant's use, disposal, transportation, treatment, generation, storage and/or sale of Hazardous Substances, in or about the Premises, Common Areas, or Building, whether or not consented to by Landlord. Tenant shall indemnify, defend and hold Landlord harmless from any and all of the costs, fees, penalties, liabilities and charges incurred by, assessed against or imposed upon Landlord (as well as Landlord's attorneys' fees and costs) as a result of Tenant's use, disposal, transportation, treatment, generation, storage and/or sale of Hazardous Substances.

                           ARTICLE 21. MISCELLANEOUS

     Section 21.1 Headings. The headings used in this Lease are for convenience only. They shall not be construed to limit or to extend the meaning of any part of this Lease.

     Section 21.2 Amendments. Any amendments or additions to this Lease shall be in writing by the parties hereto, and neither Tenant nor Landlord shall be bound by any verbal or implied agreements.

     Section 21.3 Time of the Essence. Time is expressly declared to be of the essence of this Lease.

     Section 21.4 Entire Agreement. This Lease contains the entire agreement of the parties hereto with respect to the matters covered hereby, and no other agreement, statement or promise made by any party hereto, or to any employee, officer or agent of any party hereto, which is not contained herein, shall be binding or valid.

     Section 21.5 Language. The words "Landlord" and "Tenant", when used herein, shall be applicable to one (1) or more persons, as the case may be, and the singular shall include the plural and the neuter shall include the masculine and feminine, and if there be more than one (1) the obligations hereof shall be joint and several. The word "persons" whenever used shall include individuals, firms, associations and corporations and any other legal entity, as applicable. The language in all parts of this Lease shall in all cases be construed as a whole and in accordance with its fair meaning, and shall not be construed strictly for or against Landlord or Tenant.

     Section 21.6 Invalidity. If any provision of this Lease shall be deemed to be invalid, void or illegal, it shall in no way affect, impair or invalidate any other provision hereof.

     Section 21.7 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is difficult to determine, but include, without limitation, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any mortgage or deed of trust covering the Premises. Therefore, in the event Tenant shall fail to pay any installment of Rent or other sum due hereunder within five (5) days of the due date, Tenant shall pay to Landlord as Additional Rent and as a reasonable estimate of the costs to Landlord, a late charge equal to ten percent (10%) of each installment or the sum of One Hundred Fifty Dollars ($150.00) per month, whichever is greater. A One Hundred Fifty Dollar ($150.00) charge will be paid by the Tenant to the Landlord for each returned check. In the event Landlord pays any sum or expense on behalf of Tenant which Tenant is obligated to pay hereunder, or in the event Landlord expends any other sum or incurs any expense, or Tenant fails to pay any sum due hereunder, Landlord shall be entitled to receive interest upon that sum at the rate of fifteen percent (15%) per annum until paid.

     Section 21.8 [Not Used].

     Section 21.9 Computation of Time. The word "day" means "calendar day" herein, and the computation of time shall include all Saturdays, Sundays and holidays for purposes of determining time periods specified herein.

     Section 21.10 Applicable Law. This Lease shall be interpreted and construed under and pursuant to the laws of the State of Washington.

     Section 21.11 Attorneys' Fees. In the event either party requires the services of an attorney in connection with enforcing the terms of this Lease or in the event suit is brought for the recovery of any Rent due under this Lease for the breach of any covenant or condition of this Lease, or for the restitution of the Premises to Landlord, and/or eviction of Tenant during the Term of this Lease or after the expiration thereof, the prevailing party will be entitled to a reasonable sum for attorneys' fees, witness fees, and other court costs, both at trial and on appeal.

     Section 21.12 Termination. Upon the termination of this Lease by expiration of time or otherwise, the rights of Tenant and all persons claiming under Tenant in and to the Premises shall cease.

     Section 21.13 Broker's Commission. Tenant represents and warrants that it has incurred no liabilities or claims for brokerage commissions or finder's fees in connection with the negotiation and/or execution of this Lease and that it has not dealt with or has any knowledge of any real estate broker/agent or salesperson in connection with this Lease except for those identified in the Lease Summary. Tenant agrees to indemnify, defend, and hold Landlord harmless from and against, all of such liabilities and claims (including, without limitation, attorneys' fees and costs) made by any other broker/agent or salesperson claiming to represent Tenant in connection with this Lease.

     Section 21.14 Signs or Advertising. The Tenant will not inscribe any inscription or post, place, or in any manner display any sign, notice, picture or poster or any advertising matter whatsoever, anywhere in or about the Premises or Building which can be seen from outside the Premises, without first obtaining Landlord's written consent thereto. Any consent so obtained from Landlord shall be with the understanding and agreement that Tenant will remove these items at the termination of the tenancy herein created and repair any damage or injury to the Premises or the Building caused thereby. Landlord will install and maintain a directory of tenants in the principal lobby entrance of the Building, and Landlord may, as it may determine from time to time, publish or advertise the tenancy list of the Building. Tenant shall not use photographs, drawings, or other renderings of the Building, the Building logo or tradename, or any other proprietary name, mark or symbol of Landlord without first obtaining Landlord's prior written consent.

     Section 21.15 Transfer of Landlord's Interest. In the event Landlord transfers its reversionary interest in the Premises or its rights under this Lease, other than a transfer for security purposes only, Landlord shall be relieved of all obligations occurring hereunder after the effective date of such transfer.

     Section 21.16 Counterparts. This Agreement may be executed by the parties in counterparts, and each counterpart Agreement shall be deemed to be an original hereof.

     Section 21.17 Quiet Enjoyment. Subject to the provisions of this Lease and conditioned upon performance of all of the provisions to be performed by Tenant hereunder, Landlord shall secure to Tenant during the Lease Term the quiet and peaceful possession of the Premises and all rights and privileges appertaining thereto.

     Section 21.18 Authority. Each party hereto warrants that it has the authority to enter into this Agreement and that the signatories hereto have the authority to bind Landlord and Tenant, respectively. Not later than ten (10) days following the execution of this Lease, Tenant shall deliver to Landlord resolution(s) of Tenant, certified by its secretary, in form satisfactory to Landlord, authorizing the execution and delivery of this Lease by Tenant and the officers executing this Lease on behalf of Tenant.

     Section 21.19 Name of Building. During all periods that Tenant is not in default hereunder, (a) Landlord grants Tenant permission to refer to the Building as the "Onvia Building" and (b) Landlord covenants and agrees not to use any other name to identify the Building.

     Section 21.20 Rules and Regulations. Tenant agrees to abide by and adhere to any rules and regulations for the Building, and all amendments thereto, which may be promulgated from time to time by Landlord which do not materially change the provisions of this Lease. The rules and regulations currently in effect upon the date of execution of this Lease are set forth as Exhibit D attached hereto.
                                                     ---------

     Section 21.21 Consents. Landlord shall act reasonably when determining whether to give any consents or approvals under the terms of this Lease.

     Section 21.22 Agency Disclosure. At the signing of this Lease, the Leasing Representative(s) identified in the Lease Summary represented the party noted therein. Each party signing this document confirms that prior oral and/or written disclosure of agency was provided to him/her in this transaction (as required by WAC 308-124D-040).

     Section 21.23 Lease Summary, Addendum and Exhibits. The Lease Summary, set forth in the opening pages of the Lease, as well as any Addenda and Exhibits to this Lease are hereby incorporated herein by reference.

     Section 21.24 Survival. Those provisions of this Lease which, in order to be given full effect, require performance by either Landlord or Tenant following the termination of this Lease shall survive the Termination Date.

     Section 21.25 Additional Provisions. Additional provisions to this Lease are set forth in Exhibit E annexed hereto.

     IN WITNESS WHEREOF, this Lease Agreement is executed on the day and year first written above.

                  TENANT:                ONVIA.COM INC.,
                                         a Washington corporation


                                         By:   ____________________________
                                         Its: _____________________________


                  LANDLORD:              BLUME YALE LIMITED PARTNERSHIP,
                                         a Washington limited partnership



                                         By :  ___________________________
                                         Its:  ___________________________

                            TENANT'S ACKNOWLEDGEMENT

STATE OF _______________ )
                         )  ss.
COUNTY OF ______________ )

     I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgement is the person whose true signature appears on this document.

     On this _____ day of _______________, ____, before me personally appeared ____________________, to me known to be the ____________________ of
______________________________, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument and that the seal affixed, if any is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year first above written.


                         Notary Public in and for the State of _______________, residing at___________________________________________
                         My commission expires:________________________________

                         ______________________________________________________
                         [Type or Print Notary Name]







(Use This Space for Notarial Seal Stamp)

                           LANDLORD'S ACKNOWLEDGEMENT

STATE OF WASHINGTON    )
                       )   ss.
COUNTY OF KING         )

     I certify that I know or have satisfactory evidence that the persons appearing before me and making this acknowledgment are the persons whose true signatures appear on this document.

     On this _____ day of _________________, _____, before me personally appeared __________________, to me known to be the General Partner of BLUME YALE LIMITED PARTNERSHIP, the limited partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed the day and year first above written.

                           ___________________________________________________
                           Notary Public in and for the State of Washington, residing at________________________________________
                           My commission expires:_____________________________
                           ___________________________________________________
                           [Type or Print Notary Name]







(Use This Space for Notarial Seal Stamp)

                                   EXHIBIT A

                                TENANT FLOOR PLAN

                                    EXHIBIT B

                             DESCRIPTION OF PROPERTY



           THOSE PORTIONS OF LOTS 2, 3, 4 AND 5 IN BLOCK 1 OF HOWARD'S AVENUE LYING SOUTHERLY OF PRIMARY STATE HIGHWAY NO. 1 (SR 5) AND ALL OF LOTS 6, 7, 8, 9 AND 10 IN BLOCK 1 OF HOWARD'S AVENUE, AS PER PLAT RECORDED IN VOLUME 13 OF PLATS, PAGE 65;

           TOGETHER WITH THAT PORTION OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 29, TOWNSHIP 25 NORTH, RANGE 4 EAST
           W. M., LYING SOUTHERLY OF SAID PRIMARY STATE HIGHWAY NO. 1 (SR 5), NORTH OF MERCER STREET, EAST OF PONTIUS STREET AND MARKED "UNPLATTED" ON SAID PLAT;

           SITUATE IN THE CITY OF SEATTLE, COUNTY OF KING, STATE OF WASHINGTON.



                                    EXHIBIT C
                                       TO
                   MERCER YALE BUILDING OFFICE LEASE AGREEMENT

                            ------------------------

                                   WORKLETTER


                                TABLE OF CONTENTS



I.       BASIC BUILDING IMPROVEMENTS PROVIDED BY LANDLORD


II.      TENANT IMPROVEMENTS


III.     DESIGN OF TENANT IMPROVEMENTS

         A.       PROGRAM INFORMATION
         B.       BASIC SPACE PLANS
         C.       DESIGN DEVELOPMENT PROGRAM INFORMATION
         D.       FINAL PLANS
         E.       DESIGN CHANGES


IV.      CONSTRUCTION OF TENANT IMPROVEMENTS

         A.       CONSTRUCTION BY LANDLORD
         B.       PAYMENTS
         C.       CHANGES IN FINAL PLANS

         D.       WARRANTIES
         E.       IMPROVEMENTS CONSTRUCTED BY TENANT
         F.       TENANT'S ENTRY TO PREMISES
         G.       COMMENCEMENT DATE

                                    EXHIBIT C
                                       TO
                   MERCER YALE BUILDING OFFICE LEASE AGREEMENT

                          TENANT IMPROVEMENT WORKLETTER


                                TABLE OF CONTENTS


I.       BASIC BUILDING IMPROVEMENTS PROVIDED BY LANDLORD


II.      TENANT IMPROVEMENTS


III.     DESIGN OF TENANT IMPROVEMENTS

         A.       TENANT PLANS
         B.       APPROVAL BY LANDLORD
         C.       SUBMISSION BY TENANT
         D.       PERMITS


IV.      CONSTRUCTION OF TENANT IMPROVEMENTS

         A.       CONSTRUCTION BY LANDLORD
         B.       PRELIMINARY CONSTRUCTION ESTIMATE
         C.       CONSTRUCTION CONTRACT; CONSTRUCTION SCHEDULE
         D.       CONSTRUCTION WARRANTIES
         E.       CHANGES, ADDITIONS OR ALTERATIONS
         F.       SCHEDULE
         G.       COST OF TENANT IMPROVEMENTS; PAYMENT
         H.       TENANT DELAY
         I.       COOPERATION
         J.       PUNCH LIST
         K.       STAGE II PREMISES

I. BASIC BUILDING IMPROVEMENTS PROVIDED BY LANDLORD.

     Landlord shall construct the Building described in the Lease. The Building shall be completed substantially in accordance with the architect's design and all requirements necessary to obtain a temporary Certificate of Occupancy for the Building (or the equivalent thereof). Landlord shall, at its sole cost and expense, complete the base, shell and core of the Building, including the following structural/core items ("Landlord's Work"):

     (1) Air Conditioning and Heating. Landlord shall install the vertical
         ----------------------------
distribution of the main heating, ventilation and air conditioning system (the "HVAC System") to each floor of the Premises to provide for the supply of conditioned air to and the removal of return air from the Premises.

     (2) Electrical Distribution System. Electrical power service furnished to
         ------------------------------
an electrical room on each floor; 75 KVA per floor. Capacity in electrical distribution to provide 60 candlefoot plus 3 watts per square foot of 208/120. Ten percent (10%) spare AMP capacity on 480 volt at shell and core completion. Ten percent (10%) additional breaker space capacity at 480 volt and 208/120 at shell on core completion.

     (3) Telephone System. Landlord shall provide means of access to a telephone
         ----------------
room on each floor on which the Premises are located. All other communications or telephone equipment or services shall be considered Tenant Improvements pursuant to Paragraph II below.
            ------------

     (4) Fire and Life Safety. Landlord shall install fire detection equipment
         --------------------
to the Building in accordance with the Uniform Fire Prevention Code, as well as fire prevention equipment, including sprinklers, in accordance with said fire prevention code for shell purposes only.

     (5) Plumbing. Landlord shall furnish all plumbing lines and fixtures for
         --------
lavatory facilities on each floor per the Uniform Building Code of the City of Seattle, including handicap facilities.

     (6) Finishes. Landlord shall provide the following:
         --------

         1. Concrete floor slab which shall be flat and level within recognized industry standards and shall be left broom clean.

         2. Exterior perimeter surfaces which are to receive interior finishes shall be furred and insulated per code.

         3. Interior partitions around all vertical shafts, taped and sanded ready for paint.

         4. Doors and hardware required by code at vertical shafts as exits from each floor.

Except as set forth above, all work, improvements, finishes and/or equipment required by Tenant and/or pursuant to the approved Plans for the Premises shall be considered Tenant Improvements pursuant to Paragraph II. below.
                                              ------------

                             II. TENANT IMPROVEMENTS

Design and construction of all Improvements in the Premises beyond those listed in Section I of this Exhibit shall be provided at Tenant's expense. Landlord shall pay the cost of such additional Improvements up to an amount equal to the Tenant Improvement Allowance described in Section IVG of this Exhibit. The cost of design and construction of such Improvements shall include, but not be limited to: partitions (including one-half the cost of any public corridor or demising partitions enclosing the Premises), doors, door frames, hardware, paint, wall coverings, base, floor coverings, thermostats, telephone and electrical outlets, light switches, window coverings, all fire life safety modifications and upgrades, all applicable permit fees, Landlord's construction management fee of three percent (3%), building standard signage and sales tax. Reimbursement by Landlord shall be made by crediting the amount to be reimbursed against the amount of monthly progress statements payable by Tenant in accordance with Section IVG of this Exhibit C.
                                                -----------         ---------
The credit in each monthly progress statement shall be applied to the cost of the Improvements as incurred.



                       III. DESIGN OF TENANT IMPROVEMENTS

A. Tenant's Plans. Tenant shall cause Tenant's architect/space planner ("Architect") to prepare architectural drawings and specifications for all layout and improvements to the Premises not included in Landlord's Work ("Tenant Improvements") and shall employ Landlord's engineers (the "Engineers") to prepare mechanical and electrical working drawings and specifications for all Tenant Improvements not included in Landlord's Work. All such drawings and specifications are referred to herein as "Tenant's Plans" and shall include the "Preliminary Plans"; "M & E Working Drawings" and "Issued for Construction Documents" all of which are hereinafter defined. Tenant's Plans shall be in form and detail sufficient to secure all required governmental approvals and shall be completed on Auto-Cad (Version 11).

         (1) Preliminary Plans: The "Preliminary Plans" shall be a schematic
             -----------------
plan (1/8" scale) for the Premises showing interior partitions, a preliminary reflected ceiling plan, and rough locations and approximate quantities for phone, data and electrical outlets. Tenant shall indicate locations, power requirements and heat loads for special equipment. Additionally, locations for special structural and loading requirements in excess of 70 pounds per square foot (dead load plus live load) will be noted in order to allow Landlord's engineers to commence with this work.

         (2) Mechanical; Electrical and Structural Engineered Working Drawings
             -----------------------------------------------------------------
and Specifications ("M & E Working Drawings"): In the event the drawings are to
--------------------------------------------
be engineered, Tenant shall contract with the Engineers and cause them to prepare M & E Working Drawings showing complete plans for electrical, life safety, automation, plumbing, and air cooling, ventilating, heating and temperature controls.

         (3) Issued for Construction Documents: The "Issued for Construction
             ---------------------------------
Documents" shall consist of all drawings (1/8" scale) and specifications necessary to construct all Tenant Improvements in form and detail sufficient to secure all required governmental approvals and to demonstrate conformity with the Building standard details and quality.

B. Approval by Landlord. Tenant's Plans shall be subject to Landlord's approval, which approval shall not be unreasonably withheld or delayed. If Landlord disapproves of any of Tenant's Plans, Landlord shall advise Tenant in reasonable detail of required revisions and the reasons therefor. After being so advised by Landlord, Tenant shall promptly submit a redesign, incorporating the revisions required by Landlord; for Landlord's approval. Within ten (10) days after Landlord's approval of Tenant's Plans, Landlord shall notify Tenant of any materials, finishes or installations shown on Tenant's Plans that are not readily available and as a result will adversely affect the "Construction Schedule" (as hereinafter defined), as well as the approximate Tenant Delay that will result therefrom.

C. Submission by Tenant. Tenant shall submit Tenant's Plans to Landlord and Landlord shall review and return Tenant's Plans to Tenant on or before the dates indicated in the following schedule:

                                                             Return to                     Resubmit to
                                  Submit to                  Tenant for                    Landlord with
                                  Landlord                   Required Rev.                 Required Rev.
                                  ---------                  -------------                 --------------
Preliminary Plans                 December 27, 1999          3 business days               3 business days

Issued for Construction           January 17, 2000           3 business days               3 business days
Documents (to include M&E
Working Drawings)

D. Permits. Tenant and Tenant's Architect shall be responsible for submission of Tenant's Plans for plan check by the City and the obtaining of a building permit for the Tenant Improvements. Any changes which are required by the City and which affect the base, shell and core of the Building shall be immediately submitted to Landlord for Landlord's review, but Landlord shall have no obligation to modify any of the planned or constructed base, shell and core work for the Building unless such changes were reasonably foreseeable at the time Landlord approved Tenant's Plans or are reasonable changes of an immaterial nature. Provided that Landlord complies with the submission schedule set forth above, Tenant shall submit Tenant's Plans to the City not later than two (2) days after Landlord's approval of the Issued for Construction Documents (the "Submission Date"). After submission of the Tenant's Plans to the City, Tenant shall diligently pursue the City's approval of the Tenant's Plans. Tenant's failure to submit Tenant's Plans to the City by the Submission Date, or Tenant's failure to obtain the building permit by January 31, 2000, shall each be a cause of Tenant Delay.


                     IV. CONSTRUCTION OF TENANT IMPROVEMENTS

A. Construction by Landlord. Landlord shall retain Landlord's contractor to construct the Tenant Improvements in the Premises.

B. Preliminary Cost Estimate. Within fifteen (15) days after receipt of the Preliminary Plans, Landlord's contractor shall submit to Tenant a preliminary cost estimate for the Tenant Improvements. Not later than ten (10) days after final approval of the Tenant's Plans by the Landlord, Landlord shall provide to Tenant a final pricing for the Tenant Work. Any City required modification after the issuance of the building permit for the Premises shall be treated as a Change Order pursuant to the procedures set forth in Section IVE below.
                                                     -----------

C. Construction Contract; Construction Schedule. Landlord's construction contract with its contractor shall be a guaranteed maximum price contract (the "Construction Contract") and shall contain a construction schedule (the "Construction Schedule") for construction of the Tenant Improvements. The guaranteed maximum price specified in the Construction Contract shall include all costs and fees for construction of the Tenant Improvements with the exception of any required governmental permit fees, professional fees and Washington State Sales Tax.

D. Construction Warranties. To the extent Landlord obtains any construction warranties from the general contractor and/or any of the subcontractors performing any of the Tenant Improvement work, it shall assign such warranties to Tenant, to the extent assignable, and, in the event such warranties are not assignable, Landlord agrees to enforce such warranties on Tenant's behalf.

E. Changes, Additions or Alterations. If Tenant shall request any change, addition or alteration in any of the work shown in the Tenant's Plans (a "Change Order") after Landlord's approval thereof (whether the result of governmental requirement or otherwise), Tenant shall promptly give Landlord a written description of the changes requested and submit to Landlord plans and specifications relative to such change. Provided the plans and specifications are complete, Landlord shall expeditiously (but in no event longer than within ten (10) days after receipt of the completed plans and specifications) review such plans and specifications and provide to Tenant a written itemized estimate of the cost of construction of such Change Order and the "Tenant Delay" (as hereinafter defined) expected because of such Change Order, if any. The cost of construction of the Change Order shall include Landlord's contractor's fee and the actual costs of those general conditions incurred by Landlord's contractor relative to such Change Order that are not duplicative of general conditions in the general contractor's construction contract. Within three (3) business days following receipt of such itemized estimate, Tenant shall deliver to Landlord written notice either granting or withholding authorization to proceed with the performance of the work shown on the Change Order. If authorization is so received by Landlord, then Landlord shall proceed with the performance of the work at the sole cost of the Tenant. If authorization is not received by Landlord within such three (3) business day period, Tenant shall be deemed to have withheld authorization of performance of the Change Order. If Tenant elects to have the Change Order work performed, the cost of the Change Order shall be paid in the same manner provided in Section IVG for the payment of the cost of
                                    -----------
Tenant Improvements in excess of the Tenant Improvement Allowance. Notwithstanding the foregoing, the costs of any Change Order relating to the Tenant Improvements shall be applied against the Tenant Improvement Allowance to the extent of any remaining balance thereof.

F. Schedule.

     (1) Landlord shall begin construction of the Tenant Improvements not later than three (3) business days following Tenant's receipt of the building permit for the Tenant Improvements, subject to any Tenant Delay.

     (2) Tenant's obligation to pay Rent commences on the "Lease Commencement Date" as defined in Section 3.1 of the Lease. If the satisfaction of any of the conditions or approval necessary to cause the Premises to satisfy the status described in said Section 3.1 is delayed by any of the factors described in
Section IVH of this Exhibit, then the Lease Commencement Date pursuant to
-----------
Section 3.1 of the Lease shall be deemed the date the Premises would have been tendered by Landlord to Tenant in the absence of the delay

     (3) Landlord agrees to provide access to the Premises to Tenant prior to substantial completion thereof for the purposes of installing its telecommunications and computer equipment, which entry shall be subject to the following: (i) such early entry shall be in compliance with all governmental requirements; (ii) such entry and the installation of the telecommunications and computer equipment shall not delay obtaining the Certificate of Occupancy or temporary Certificate of Occupancy for the Premises; (iii) such entry and the installation of the telecommunications and computer equipment shall occur pursuant to a construction schedule to be reasonably agreed upon by Landlord and Tenant, (iv) such entry shall not interfere with the work then being performed on the Premises; (v) the insurance to be maintained by Tenant pursuant to the Lease shall be in effect prior to any such entry and the indemnity and hold harmless provisions of Article 10 of the Lease shall apply with respect to all costs, losses, damages, injuries and liabilities related in any way to such entry.

G. Cost of Tenant Improvements; Payment. Landlord shall provide Tenant with an allowance of up to Twenty-Five and 00/100 Dollars ($25.00) per usable square foot comprising the Premises (the "Tenant Improvement Allowance") towards the cost of the installation of the Tenant Improvements excluding Tenant's furniture, fixtures and equipment. Landlord shall have no additional responsibility or obligation to pay any amount in excess of the Tenant Improvement Allowance. All costs or expenses incurred by Landlord in excess of the Tenant Improvement Allowance shall be the sole and exclusive responsibility of Tenant and shall be payable to Landlord as Additional Rent upon invoice by Landlord on an ongoing basis during construction based on Tenant's pro rata share of Tenant Improvement costs, which pro rata share shall be based on the amount by which the total estimated costs of the Tenant Improvements exceeds the amount of the Tenant Improvement Allowance. The Tenant Improvement Allowance shall be disbursed by Landlord directly to Landlord's contractor.

H. Tenant Delay. The term "Tenant Delay" shall include, but shall not be limited to, any delay in the occurrence of the Lease Commencement Date resulting from:

     (1) Tenant's failure to perform any of its obligations with respect to the Preliminary Plans, M & E Working Drawings, and/or the Issued for Construction Documents including without limitation compliance with the submission schedule set forth in Section IIIC above; or
             ------------

     (2) any request by Tenant for materials, finishes or installations which are not readily available and, as a result; adversely affect the Construction Schedule; or

     (3) any modification by Tenant in the Tenant's Plans that adversely affects the Construction Schedule; provided, however; Landlord has provided to Tenant notice of the anticipated delay promptly after such modification; or

     (4) any act by Tenant or its agents and contractors in installing any tenant fixtures or equipment, including without limitation the telecommunications and computer equipment pursuant to Section IVF, that
                                                      -----------
unreasonably delays the issuance of the Certificate of Occupancy or temporary Certificate of Occupancy for the Premises.

I. Cooperation. The parties agree to use best efforts to cause each of their respective consultants, architects and/or engineers to cooperate with one another so that the Tenant Improvements are promptly, diligently and efficiently constructed in accordance with the Construction Schedule.

J. Punch List. Within twenty (20) days after substantial completion of the Tenant Improvements, Tenant shall supply to Landlord a written punch list setting forth the additional corrective work to the Tenant Improvements which Tenant believes is required to be performed pursuant to the Tenant's Plans. Once Landlord has been provided with a punch list in accordance with the foregoing, Landlord shall promptly take such measures as are necessary to correct such defective work. In the event that Tenant fails to notify Landlord of an item of defective work within such twenty (20) day period, then Landlord shall have no obligation to repair such item of defective work. Nothing in this Section shall negate the obligations of Landlord pursuant to Section IVD above to assign or
                                               -----------
enforce any construction warranties, or those obligations of Landlord specifically set forth in this Lease to repair and maintain the Building and the Premises.

K. Stage II Premises. The within and foregoing terms and conditions of this Exhibit C are applicable to the Tenant Improvements for the Stage I Premises as defined in the Lease. It is contemplated that Landlord will construct and install the Tenant Improvements to be located in the Stage I Premises before the Tenant Improvements to be located in the Stage II Premises are constructed and installed, even if the Tenant Improvements for the Stage II Premises are included in the Tenant's Plans and permitted as part of the permit for the Stage I Premises. Landlord shall be under no obligation to construct and install the Tenant Improvements for the Stage II Premises until such time as Tenant has directed Landlord to do so ("Notice to Commence Stage II Improvements") and Tenant has deposited a replacement letter of credit with Landlord as described in Exhibit E. Upon the delivery of such notice and replacement letter of credit,
   ---------
the Tenant Improvements for the Stage II Premises shall be designed, constructed, and paid for as set forth generally in this Exhibit C. Each of
                                                         ---------
Landlord and Tenant shall cooperate in good faith with each other to allow such improvements for the Stage II Premises to be completed as soon as practicable.

                                    EXHIBIT D

                              RULES AND REGULATIONS

1. The sidewalks, halls, passages, elevators, stairways, exits and entrances of the Building shall not be obstructed by Tenant or used by it for any purpose other than for ingress and egress from the Premises. The halls, passages, exits, entrances, elevators, retail arcade, escalators, balconies and stairways are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access to those areas by all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing in this Lease shall be construed to prevent access to persons with whom Tenant normally deals in the ordinary course of its business, unless those persons are engaged in illegal activities. Tenant shall not go upon the roof of the Building, except in areas that Landlord may designate as "Common Areas" from time to time.

2. The Premises shall not be used for lodging. Unless ancillary to a restaurant or other food service use specifically authorized in Tenant's Lease, no cooking shall be done or permitted by Tenant on the Premises, except that the preparation of food for Tenant's employees shall be permitted.

3. Landlord shall clean the leased Premises in manner reasonably standard and consistent with the Building as a first class building in Seattle, Washington, attached hereto, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for such purpose, but Tenant shall have the right to have an employee on the Premises for special and/or extraordinary cleaning as desired by Tenant and at Tenant's expense. Tenant shall not cause unnecessary labor by reason of Tenant's carelessness and indifference in the preservation of good order and cleanliness.

4. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without first notifying Landlord and immediately providing Landlord with a key for any new or changed lock. Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys and/or security cards to doors in the Building and the Premises that shall have been furnished to Tenant and in the event of loss of any keys and/or security cards so furnished, shall pay Landlord for the lost keys and/or security cards and changing of locks as a result of such loss.

5. The freight elevator shall be available for use by Tenant, subject to reasonable scheduling as Landlord shall deem appropriate. The persons employed by Tenant to move equipment or other items in or out of the Building must be acceptable to Landlord. No safes or other objects larger or heavier than the freight elevator of the Building is limited to carry shall be brought into or installed on the Premises without Landlord's prior written consent. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of thickness as is necessary to properly distribute the weight of those objects. Landlord will not be responsible for loss of or damage to any property from any cause, and all damage done to the Building by moving or maintaining Tenant's property shall be repaired at the expense of Tenant. The moving of heavy objects shall occur only between those hours as may be designated by and only upon written notice to Landlord and the persons employed to move heavy objects in or out of the Building must be acceptable to Landlord.

6. Excluding Tenant's use of the emergency generator addressed in Exhibit E,
                                                                  ---------
Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or flammable or combustible fluid or materials or use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not sweep or throw or permit to be swept or thrown from the Premises any debris or other substance into any of the corridors, halls or lobbies or out of the doors or windows or into the stairways of the Building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises. Tenant shall not use, keep or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business in the Building.

7. During non-business hours and on holidays access to the Building, or to the halls, corridors or stairways in the Building, or to the Premises, may be refused unless the person seeking access is known to the Building and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom Landlord has the right to exclude under Rule 1 above. In case of invasion, mob, riot, public excitement or other circumstances rendering that action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of that activity by taking those actions that Landlord may deem appropriate, including closing entrances to the Building.

8. Tenant shall see that the doors of the Premises are closed and securely locked when Tenant's employees leave the Premises, after hours.

9. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be deposited in any of them, and any damage resulting to them from Tenant's misuse shall be paid for by Tenant.

10. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale from the Premises of newspapers, magazines, periodicals, theater tickets or any other goods, merchandise or service, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or for any business or activity other than that specifically provided for in Tenant's Lease. No Tenant shall obtain for use upon the Premises ice, towel and other similar services, or accept barbering or shoe polishing services in the Premises, except from persons authorized by Landlord and at hours and under regulations fixed by Landlord.

11. Except as set forth in Exhibit E, Tenant shall not install any radio or
                           ---------
television antenna, loudspeaker or other device on the roof or exterior walls of the Building.

12. Tenant shall not use in any space, or in the Common Areas of the Building, any handtrucks except those equipped with rubber tires and side guards or other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by Tenant into the Building or kept in or about the Premises. All mail carts shall be equipped with rubber guards to protect elevators, doors and hallways.

13. No sign, advertisement or notice visible from the exterior of the Premises shall be inscribed, painted or affixed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. If Landlord shall have consented at anytime, whether before or after the execution of this Lease, that consent shall in no way operate as a waiver or release of any of the provisions of this Rule 13 or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to by Landlord.

14. Except as shown in the design plan approved by Landlord, the sashes, sash doors, windows, glass relights, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed and, there shall be no hanging plants or other similar objects in the immediate vicinity of the windows or placed upon the window sills or hung from the window heads.

15. No tenant shall lay linoleum or other similar floor covering so that it is affixed to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to approval by Landlord. The expense of repairing any damage resulting from a violation of this Rule 15 shall be borne by the Tenant by whom, or by whose agents, clerks, employees or visitors, the damage shall have been caused.

16. All loading, unloading, and delivery of merchandise, supplies, materials and furniture to the Premises shall be made during reasonable hours and in entryways and elevators as Landlord shall designate. In its use of the building loading dock, Tenant shall not obstruct or permit the obstruction of loading areas, and at no time shall Tenant park vehicles in the loading areas except for loading and unloading.

17. Canvassing, soliciting, peddling or distribution of handbills or any other written material in the Building is prohibited and Tenant shall cooperate to prevent these activities.

18. [Not Used].

19. Landlord may direct the use of all pest extermination and scavenger contractors through-out the Building and/or Premises at intervals as Landlord may require.

20. If Tenant desires telephone or telegraph connections, Landlord will direct service technicians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without directions from Landlord.

21. Tenant shall immediately, upon request from Landlord (which request need not be in writing), reduce its lighting in the Premises for temporary periods designated by Landlord, when required in Landlord's judgment to prevent overloads of mechanical or electrical systems of the Building.

22. Subject to Section 21.19 of the Lease, Landlord reserves the right to select
               -------------
the name of the Building and to change the name as it may deem appropriate from time to time, and Tenant shall not refer to the Building by any name other than:
(a) the names as selected by Landlord (as that name may be changed from time to time), or (b) the postal address, approved by the United States Post Office. Tenant shall not use the name of the Building in any respect other than as an address of its operation in the Building without the prior written consent of Landlord.

23. The requirements of Tenant will be attended to only upon application by telephone or in person at the office of the Building manager. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord.

24. Landlord may waive any one or more of the Rules and Regulations for the benefit of any particular tenant or tenants, but no waiver by Landlord shall be construed as a waiver of the Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any Rules and Regulations against any or all of the tenants in the Building.

25. Wherever the word "Tenant" occurs in these Rules and Regulations, it is understood and agreed that it shall mean Tenant's assigns, subtenants, associates, agents, clerks, employees and visitors. Wherever the word "Landlord" occurs in these Rules and Regulations, it is understood and agreed that it shall mean Landlord's assigns, agents, clerks, employees and visitors.

26. These Rules and Regulations are in addition to, and shall not be construed in any way to modify, alter or amend, in whole or part, the terms, covenants, agreements and conditions of any Lease of Premises in the Building.

27. Landlord reserves the right to make additional rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                                 EXHIBIT E

                              ADDITIONAL PROVISIONS

     1. Option to Extend Term.

         1.1 Stage I Premises.Tenant shall have the right to extend the Stage I Term of the Lease for the Stage I Premises for one (1) period of five (5) years (the "Extension Period") on the same terms and conditions of the Lease except for Basic Rent which shall be equal to the Market Rate as determined pursuant to
Section 2 of this Addendum; provided, however, that such option to extend may be
---------                   -----------------
exercised only in the event Tenant is not in default at the time the option right is exercised or at the time the Extension Period is to commence. Tenant shall deliver to Landlord a written notice of Tenant's exercise of its option to extend hereunder not less than twelve (12) months prior to the expiration of the initial Stage I Term.

         1.2 Stage II Premises. Tenant shall have the right to extend the Stage II Term of the Lease for the Stage II Premises for one (1) period of five (5) years (the "Extension Period") on the same terms and conditions of the Lease except for Basic Rent which shall be equal to the Market Rate as determined pursuant to Section 2 of this Addendum; provided, however, that such option to
            ---------                   -----------------
extend may be exercised only in the event Tenant is not in default at the time the option right is exercised or at the time the Extension Period is to commence. Tenant shall deliver to Landlord a written notice of Tenant's exercise of its option to extend hereunder not less than twelve (12) months prior to the expiration of the initial Stage II Term.

     2. Market Rent Determination. The term "Market Rent" shall mean the greater of (a) Basic Rent during the final year of the initial Term for the Stage I Premises and Stage II Premises, respectively, or (b) rent obtained for comparable space in comparable buildings in the Central Business District of Seattle ("CBD") as of the date such determination is made, and comparable space shall mean similar sized space located upon floors approximately the same height from the ground level as the Premises, with similar tenant improvements installed and with suitable adjustments for (i) length of lease terms, (ii) credit quality of tenants, and (iii) other relevant factors affecting comparability of various rental rates. For purposes of determining Market Rent, the total Rentable Area of the Premises shall be used. Landlord and Tenant shall use their best efforts to negotiate Market Rent within thirty (30) days after exercise by Tenant of its option to extend. If Landlord and Tenant cannot agree on the Market Rent, the parties shall submit the determination of Market Rent to be resolved by arbitration ("Arbitration"), in accordance with the following procedure. Landlord and Tenant shall mutually agree to appoint one (1) arbitrator, who shall be appointed within sixty (60) days after exercise by Tenant of its option to extend. Failing such agreement, either Landlord or Tenant shall have the right to petition for the appointment of the arbitrator by the Presiding Judge of the Superior Court of King County. Within thirty (30) days after the appointment of the arbitrator, Tenant and Landlord shall each submit to the arbitrator (and one another) their written opinion regarding Market Rent, as defined above. Within ten (10) days after the arbitrator's receipt of the last such opinion, the arbitrator shall decide which of the two opinions most accurately reflects Market Rent. Such selected opinion shall be the Market Rent for purposes of this Section 2 and the selection by the
                                     ---------
arbitrator shall be final and binding upon the parties. The arbitrator must select one of the two alternative opinions and may not select any other alternatives. The cost of the arbitrator shall be split equally between Landlord and Tenant. The foregoing procedure shall be applicable separately with respect to the Stage I Premises and the Stage II Premises.

     3. Building Signage. Tenant, at its sole cost and expense, and subject to all applicable laws, ordinances and regulations, shall have the right to install one (1) sign on the exterior of the Building. The location and appearance of the sign shall be subject to Landlord's approval.

     4. Parking. During the term of the Lease, Landlord shall make available to Tenant the number of vehicle parking spaces identified in the Lease Summary ("Stipulated Parking Spaces"). The Stipulated Parking Spaces shall be available as unreserved and undesignated spaces. Tenant shall pay Landlord (or the parking operator if Landlord so requests) monthly rent for each Stipulated Parking Space provided hereunder at the monthly parking rate for similar spaces in the Parking Garage established from time to time by Landlord or the parking operator, which shall not exceed the Maximum Agreed Rate. The term "Maximum Agreed Rate" means $125.00 (plus sales tax) during the first Lease Year ("Base Rate"), and in any subsequent Lease Year, the Base Rate increased by five percent (5%) per Lease Year subsequent to the first Lease Year; provided, however, upon the
                                         --------  -------
commencement of any Extension Term, Landlord may adjust the monthly rate to the generally prevailing market rate for parking spaces in the vicinity of the Building. Tenant's use of parking spaces shall be subject to the terms and conditions of the Parking Agreement attached hereto as Exhibit H.
                                                       ---------

     5. Installation of Generator. Tenant may install an emergency back-up generator in a location to be approved by Landlord. Tenant shall indemnify, defend and hold Landlord harmless from and against any loss, liability, damage or expense associated with the presence or use of such facility by Tenant. The location and particularities regarding the installation of the generator shall be included in the plans submitted as part of the Tenant Improvements set forth in Exhibit C. The granting of Landlord's approval may be conditioned by Landlord
   ---------
on the execution by Tenant of such instruments as Landlord may reasonably request to ensure the safe operation of such facilities and the protection of the Building and the occupants thereof.

     6. Storage; Bicycle Storage. Landlord shall provide a maximum of 1,000 square feet of area on the upper parking level for Tenant's use as dead storage. The installation of any improvements to accommodate such storage shall be subject to Landlord's prior approval and shall be at Tenant's sole cost and expense. Landlord shall have no responsibility for any damage or destruction to Tenant's property stored in such area. Additionally, Landlord shall provide an area not exceeding 400 square feet on the same level of the parking garage for storage and parking of bicycles of Tenant's employees.

     7. Letter of Credit.

         7.1 On or before the date hereof, Tenant shall deposit with Landlord a clean, irrevocable and unconditional letter of credit in a form acceptable to Landlord in its sole discretion ("Letter of Credit") issued by a bank approved by Landlord in its sole judgment (hereinafter referred to as the "Bank") in favor of Landlord, in the Stipulated Amount, as security for the faithful performance and observance by Tenant of the terms, conditions and provisions of this Lease, including without limitation the surrender of possession of the Premises to Landlord as herein provided. The Letter of Credit shall have a term which expires no sooner than the Stage II Termination Date, or Tenant may deliver a one (1) year unconditional and irrevocable Letter of Credit which by its terms automatically, for the remainder of the Stage II Term, renews for successive one (1) year periods unless the Bank provides no less than thirty
(30) days written notice to Landlord that such Letter of Credit shall not be renewed, in which event Landlord shall have the right to draw down the entire amount of the Letter of Credit unless Tenant substitutes, prior to the expiration of such letter of Credit, a new Letter of Credit which meets the requirements of this Paragraph 7. If Tenant defaults in respect of any of the
                     -----------
terms, conditions or provisions of this Lease including, but not limited to, the payment of Rent, and Tenant fails to cure any such default after any required notice and within any applicable cure period hereunder (i) Landlord shall have the right to require the Bank to make payment to Landlord or its designee of the entire proceeds of the Letter of Credit, and (ii) Landlord may, at the option of Landlord (but Landlord shall not be required to) apply or retain the whole or any part of such sum so paid to it by Tenant or the Bank to the extent required for the payment of any Rent or any other sum as to which Tenant is in default, and (iii) Landlord shall hold the remainder of such sum paid to it by the Bank or Tenant, if any, for Landlord's benefit, as security for the faithful performance and observance by Tenant of the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed, with the same rights as hereinabove set forth to apply or retain the same in the event of any further default by Tenant under this Lease, including without limitation the obligations (whether accrued and unaccrued, contingent or otherwise) of Tenant to Landlord described in Section 17 of the Lease. If Landlord applies or retains any part of
             ----------
the proceeds of the Letter of Credit or the cash amount deposited by Tenant, Tenant shall, within five (5) business days after demand, deposit with Landlord or its designee the amount so applied or retained so that Landlord or its designee shall have the full deposit on hand at all times during the Term of this Lease (and any extension). Tenant's failure to do so within ten (10) days of receipt of such demand shall constitute a breach of this Lease.

         7.2 Tenant, at any time during the term hereof (including any extension and including prior to the Commencement Date), but at least sixty (60) days prior to the expiration of the Letter of Credit, may deposit with Landlord the equivalent cash amount as security hereunder in lieu of the Letter of Credit. Landlord shall have all of the same rights with respect to such cash security as Landlord has hereunder with respect to the Letter of Credit, and Tenant shall have the same obligations with respect to the deposit of additional funds with Landlord if Landlord applies or retains all or any portion of such cash security as provided in the previous subsection. Landlord shall not be required to deposit such cash in a segregated, interest bearing account.

         7.3 In the event of a transfer, sale or lease of Landlord's interest in the Building, Landlord shall transfer or cause to be transferred either the cash or Letter of Credit or any sums collected thereunder by Landlord, together with any other sums then held by Landlord or its designee as such security, to the transferee, vendee or lessee, and Landlord thereupon shall be released by Tenant from all liability under this Paragraph. Tenant agrees to look solely to the new landlord for the return of the cash or Letter of Credit or any sums collected thereunder and any other security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Letter of Credit or any sums collected thereunder and any other security to a new landlord. Tenant further covenants that it shall not assign or encumber, or attempt to assign or encumber, any part of such security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance. Landlord shall not be required to exhaust its remedies against Tenant before having recourse to the Letter of Credit or such cash security held by Landlord. Recourse by Landlord to the Letter of Credit or such security shall not affect any remedies of Landlord which are provided in this Lease or which are available to Landlord in law or equity.

         7.4 In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Letter of Credit and/or cash, except as the same may have been applied by Landlord in accordance with this Lease, shall be returned to Tenant promptly after the expiration of this Lease.

         7.5 As used herein, the term "Stipulated Amount" means, prior to the LC Increase Date, the sum of Two Million and 00/100 Dollars ($2,000,000.00), and, after the LC Increase Date, the sum of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00). The term "LC Increase Date" means the earlier of
                                                                      -------
(a) the date which is six (6) months after the date appearing on the cover page to this Lease as the date of this Lease or (b) the date the Tenant delivers its Notice to Commence Stage II Improvements, as defined in Exhibit C to the Lease.
                                                        ---------
In the event Tenant fails to deliver to Landlord a substitute Letter of Credit in the increased Stipulated Amount by the LC Increase Date, Tenant shall be in default of its obligations under the Lease and Landlord may exercise any and all remedies available to Landlord hereunder, and Landlord may require the Bank to make payment to Landlord or its designee the entire proceeds of the Letter of Credit then held by Landlord pursuant to Paragraph 7.1.
                                         -------------

     8. Installation of Telecommunications Equipment. Tenant, at its sole cost and expense, shall have the non-exclusive right (it being understood that Landlord may grant, extend or renew similar rights to others) to install, maintain, and from time to time replace a satellite antenna or dish (collectively, "Dish") on the roof of the Building, provided that prior to commencing any installation or maintenance, Tenant shall (i) obtain Landlord's prior approval of the proposed size, weight and location of the Dish and method for fastening the Dish to the roof, (ii) such installation and/or replacement shall comply strictly with all applicable laws, ordinances and regulations and the conditions of any bond or warranty maintained by Landlord on the roof, (iii) use the Dish solely for its internal use, (iv) not grant any right to use of the Dish to any other party, and (v) obtain, at Tenant's sole cost and expense, any necessary federal, state, and municipal permits, licenses and approvals, and deliver copies thereof to Landlord. Landlord may supervise or perform any roof penetration related to the installation of a Dish, and Landlord may charge the cost thereof to Tenant. Tenant agrees that all installation, construction and maintenance shall be performed in a neat, responsible, and workmanlike manner, using generally acceptable construction standards, consistent with such reasonable requirements as shall be imposed by Landlord. Tenant further agrees to label each cable or wire placed by Tenant in the telecommunications pathways of the Building, with identification information as required by Landlord. Tenant shall repair any damage to the Building caused by Tenant's installation, maintenance, replacement, use or removal of the Dish. The Dish shall remain the property of Tenant, and Tenant may remove the Dish at its cost at any time during the Term. Tenant shall remove the Dish at Tenant's cost and expense upon the expiration or termination of this Lease. Tenant agrees that the Dish, and any wires, cables or connections relating thereto, and the installation, maintenance and operation thereof shall in no way interfere with the use and enjoyment of the Building, or the operation of communications (including, without limitation, other satellite dishes) or computer devices by Landlord or by other tenants or occupants of the Project. If such interference shall occur, Landlord shall give Tenant written notice thereof and Tenant shall correct the same within twenty-four (24) hours of receipt of such notice. Landlord reserves the right to disconnect power to any Dish if Tenant fails to correct such interference within twenty-four (24) hours after such notice. Landlord makes no warranty or representation that the Building or any portions thereof are suitable for the use of a Dish, it being assumed that Tenant has satisfied itself thereof. Tenant shall protect, defend, indemnify and hold harmless Landlord and Landlord's agents from and against claims, damages, liabilities, costs and expenses of every kind and nature, including attorneys' fees, incurred by or asserted against Landlord arising out of Tenant's installation, maintenance, replacement, use or removal of the Dish.

     9. Financial Statements. Upon Landlord's request, Tenant shall deliver to Landlord the audited financial statements of Tenant (including internally prepared statements for interim periods following the end of the last fiscal year for which annual statements are available) for Tenant's last three (3) fiscal years, prepared or compiled by a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. All such financial statements shall be held in confidence by Landlord for Landlord's internal purposes and may be disclosed by Landlord to Landlord's prospective lenders, purchasers and partners for purposes of financing, sale and partnership arrangements.

                                    EXHIBIT F

                              ESTOPPEL CERTIFICATE


                                     (FORM)

------------------------------------

------------------------------------
                                     (the
------------------------------------
"Agent"), for itself and as agent
for certain lenders ("Lenders")

BLUME YALE LIMITED PARTNERSHIP
a Washington limited partnership ("Landlord")


                       OFFICE TENANT ESTOPPEL CERTIFICATE

         Re:      Lease Dated:         ________________________________
                  Commencement Date:   ________________________________
                  Termination Date:    ________________________________
                  Landlord:            BLUME YALE LIMITED PARTNERSHIP
                  Tenant:              ________________________________
                  Premises:            Approximately   ____  sq.  ft.  located
                                       at  Suite  ____, Mercer Yale Building,
                                       ______________, Seattle, Washington
                                       ("Premises")


     Tenant under the above-described lease (the "Lease") hereby certifies to Agent and to Landlord as follows:

1. Attached hereto is a true, correct and complete copy of the Lease, the Premises of which are more particularly described in the Lease. The Lease represents the entire agreement between the parties as to the Premises and is now in full force and effect. All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

2. The term of the Lease commenced on _________________, ____. Rent commenced to accrue on _____________________, ____.

3. Tenant entered into occupancy of the Premises on or about
________________________, ____. Tenant opened for business at the Premises on or about ____________________, ____.

4. The initial term of the Lease shall expire on _____________________, 20__, with _______________ (_____) renewal option(s) of a period of _____________________ (_____) years each.

5. The Lease has not been amended, modified, supplemented, extended, renewed or assigned, except as follows:________________________________________________
____________________________________________________________________________
____________________________________________________________________________.

                               (if none, so state)

6. All conditions of the Lease to be performed by Landlord thereunder and necessary to the enforceability of the Lease have been satisfied, except as follows: ______________________________________________________________________
_______________________________________________________________________________

_______________________________________________________________________________
                               (if none, so state)

7. Tenant acknowledges that the Lease has been (or will be) assigned to Agent. Tenant has not received any notice of any other sale, pledge, transfer or assignment of the Lease or of the rentals thereunder by Landlord.

8. The amount of fixed monthly rent is currently $_________________.

9. The amount of the security deposit (if any) deposited by Tenant is $______________. No other security deposits have been made.

10. Tenant is paying the full rental under the Lease, which rental has been paid in full as of the date hereof. No rental under the Lease has been paid for more than thirty (30) days in advance of its due date.

11. There are no defaults on the part of Landlord under the Lease, and there are no events currently existing (or with the passage of time, giving of notice or both, would exist) which give Tenant the right to cancel or terminate the Lease.

12. Tenant has no defense as to its obligations under the Lease and claims no setoff or counterclaim against Landlord.

13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies, except as provided in the Lease.

14. There are no actions, whether voluntary or otherwise, pending against the undersigned or any guarantor of Tenant's obligations under the Lease pursuant to the bankruptcy or insolvency laws of the United States or any state thereof.

15. Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any hazardous waste, hazardous substances, toxic waste, toxic substances or related materials (collectively, "Hazardous Materials") on, under, in or about the Premises, or transported any Hazardous Materials to or from the Premises, other than Hazardous Materials used in the ordinary and commercially reasonable course of Tenant's business in compliance with all applicable laws.

16. Tenant acknowledges that the present Landlord of the Premises is ____________________, the owner of the property which includes the Premises.

17. Tenant's address for notices under the terms of the Lease is:

    -----------------------------

    -----------------------------

    -----------------------------

18. Tenant acknowledges that Landlord is relying on the representations made herein.

19. Tenant acknowledges that Lenders intend to continue to finance the indebtedness of Landlord or its partners, to be secured by the property of which the Premises are a part, that Landlord intends to collaterally assign the Lease to Agent in connection with such financing, and that Lenders are relying upon the representations made herein.

20. Tenant confirms that ___________________________ continues to be the Landlord under the Lease. Tenant will continue to pay all rents and other amounts due thereunder to ___________________ in accordance with notices delivered or to be delivered by __________________________.

         DATED:  _______________________, ______.

                           TENANT:  __________________________________________ ,
                                    a ________________________________________


                                    By _______________________________________
                                       its____________________________________


ACCEPTED AND AGREED THIS
________ day of ____________, _____.

LANDLORD:

BLUME YALE LIMITED PARTNERSHIP,
a Washington limited partnership



By:      ______________________
Its:     ______________________



Exhibit A - Lease

                                    EXHIBIT G

                             SUBORDINATION AGREEMENT

                                     (FORM)


                           SUBORDINATION, ATTORNMENT,
                      NOTICE AND NON-DISTURBANCE AGREEMENT



     THIS AGREEMENT is made as of the _____ day of ______________, ____, by and between ____________________________________________ ("Tenant"), and
___________________________ (the "Agent"), for itself and as agent of certain lenders ("Lenders").

                                R E C I T A L S:

A. Tenant entered into a certain lease (the "Lease"), dated the _____ day of _________________, ____, with BLUME YALE LIMITED PARTNERSHIP, a Washington limited partnership ("Landlord"), pertaining to certain improvements (the "Improvements") constructed on land located in King County, Washington, described on Exhibit A (the land and the improvements are hereafter called "the
             ---------
Property").

B. Lenders continue to provide financing (the "Loans") which is secured by a Deed of Trust, Security Agreement and Financing Statement from Landlord recorded in the records of King County, Washington, creating a valid first lien on the Property and a valid Deed of Trust (the Deed of Trust and all renewals, modifications, substitutions, extensions and replacements thereof, including increases in the indebtedness secured thereby, are hereafter collectively called the "Deed of Trust").

C. Lenders have required that Tenant subordinate its interest in the Lease to the Deed of Trust and agree to attorn to Lenders as a condition precedent to the making of the Loans.

     NOW, THEREFORE, in consideration of the foregoing facts and the mutual covenants set forth herein, Tenant and Agent hereby agree as follows, notwithstanding anything contained in the Lease to the contrary;

         1. Tenant agrees that the Lease and the rights of Tenant thereunder are and shall remain subordinate to the Deed of Trust and all renewals, extensions, and modifications thereof.

         2. Lenders agree that they will not disturb the possession of Tenant under the Lease upon any judicial or nonjudicial foreclosure of the Deed of Trust, or upon acquiring title to the Property by deed in lieu of foreclosure if Tenant is not then in default under the Lease or hereunder, and agree further that, so long as Tenant is not in default under the Lease or hereunder, Lenders thereafter will (a) accept the attornment of Tenant, (b) recognize all renewal rights set forth in the Lease, and (c) undertake and perform all obligations as Landlord under the Lease.

         3. In the event of the foreclosure of the Deed of Trust, judicially or nonjudicially, or if title to the Property is conveyed by deed in lieu of foreclosure, Tenant agrees to attorn to and accept the purchaser(s) at the foreclosure sale(s) conducted pursuant to the Deed of Trust or the grantee(s) in such deed(s) in lieu of foreclosure and his or its (or their) heirs, legal representatives, successors and assigns as Landlord under the Lease for the balance then remaining of the term thereof, subject to all terms and conditions of the Lease; provided, however, that in no event shall any such purchaser (or
              --------  -------
grantee) of the Property or the holder of the Deed of Trust be; (i) liable for obligations or acts of Landlord occurring or arising prior to the date of such foreclosure or deed on lieu of foreclosure, (ii) liable for any rent paid in advance by Tenant for any period beyond the month in which Lender succeeds to the interest of Borrower under the Lease, (iii) subject to any offsets or defenses which Tenant may have against any prior

Landlord, except for on-going non-monetary obligations of the Landlord under this Lease, (iv) bound by any previous amendment or modification of the Lease or any waiver or forbearance by Landlord unless the same was approved in writing by Lender.

         4. Tenant agrees that with respect to any written notice required to be given to Landlord under the Lease, a copy of such notice shall be delivered to Agent. Tenant also agrees to give Agent notice of each default of Landlord and any successor landlord under the Lease and thirty (30) days to cure such default prior to the exercise by Tenant of any right to terminate the Lease; provided that, if such default is of a nature that it is not capable of being cured within a 30-day period, Tenant shall not exercise any such right to terminate the Lease if Agent is diligently pursuing such cure. With respect to a default which is personal to Landlord such as bankruptcy and thus not capable of being cured by Agent or a default which is not capable of being cured without possession of the Property, Agent shall be deemed to be curing such default if, within such 30-day period, Agent commences and thereafter pursues (subject to any judicial stays, injunctions, or other delays) foreclosure proceedings with respect to the Property.

         5. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States Mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties hereto at the respective addresses set out opposite their names below, or such other addresses as they have heretofore specified by written notice delivered in accordance herewith:

                  Tenant:           __________________________________

                                    __________________________________

                                    __________________________________


                  Agent:            __________________________________

                                    __________________________________

                                    __________________________________

         6. Tenant shall not pay rental under the Lease for more than one month in advance.

         7. Tenant acknowledges that as of the date of execution of this Agreement, there is no default by the Landlord under the terms of the Lease and the Lease is in full force and effect.

         8. Nothing in this Agreement shall be construed to require Agent to see to the application of the proceeds of the Loan, and Tenant's agreement set forth herein shall not be impaired on account of any modifications of the documents evidencing and securing the Loans.

         9. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their successors and assigns.

     EXECUTED as of the date set out above and all documents attached hereto will be effective on the date stated above.


                TENANT:  _________________________________________
                         a _______________________________________


                         By:  ____________________________________
                              Its:  ______________________________

                AGENT:   _________________________________________


                         By:  ____________________________________
                              Its:  ______________________________


ACCEPTED AND AGREED THIS
______ day of _______________, _____.

LANDLORD:

BLUME YALE LIMITED PARTNERSHIP,
a Washington limited partnership




By:   _____________________________
Its:  _____________________________


Exhibit A - Legal Description

                                     (FORM)

                       TENANT ACKNOWLEDGEMENT (CORPORATE)

STATE OF WASHINGTON        )
                           )  ss.
COUNTY OF KING             )

     On this _____ day of _______________, _____, before me, a Notary Public in and for the State of Washington, personally appeared ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that _____ was authorized to execute the instrument, and acknowledged it as the _______________ of _________________________ to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned in the instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this day and year first above written.

                         ______________________________________________________
                         Notary Public in and for the State of _______________, residing at___________________________________________
                         My commission expires:________________________________

                         ______________________________________________________
                         [Type or Print Notary Name]







(Use This Space for Notarial Seal Stamp)

                              AGENT ACKNOWLEDGEMENT

STATE OF WASHINGTON        )
                           )  ss.
COUNTY OF KING             )

     On this _____ day of _______________, _____, before me, a Notary Public in and for the State of Washington, personally appeared ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that _____ was authorized to execute the instrument, and acknowledged it as the _______________ of _________________________________, to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned in the instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this day and year first above written.


                         _____________________________________________________
                         Notary Public in and for the State of Washington, residing at___________________________________________
                         My commission expires:________________________________

                         ______________________________________________________
                         [Type or Print Notary Name]





(Use This Space for Notarial Seal Stamp)

                            LANDLORD ACKNOWLEDGEMENT

STATE OF WASHINGTON        )
                           )  ss.
COUNTY OF KING             )

     On this _____ day of _______________, ______, before me, a Notary Public in and for the State of Washington, personally appeared ______________________, personally known to me (or provided to me on the basis of satisfactory evidence) to be the person who signed the instrument; on oath stated that he was authorized to execute this instrument as the General Partner of BLUME YALE LIMITED PARTNERSHIP, a Washington limited partnership, the limited partnership that executed the instrument; acknowledged the said instrument to be the free and voluntary act and deed of said limited partnership for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified, and acting as said general partner of the limited partnership; and that said instrument was the free and voluntary act and deed of said limited partnership for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.



                         ______________________________________________________
                         Notary Public in and for the State of Washington, residing at___________________________________________
                         My commission expires:________________________________

                         ______________________________________________________
                         [Type or Print Notary Name]




(Use This Space for Notarial Seal Stamp)

                                    EXHIBIT H

                                PARKING AGREEMENT

Unless terminated as set forth herein, so long as the lease to which this Parking Agreement is attached (hereinafter the "Lease") remains in effect, and so long as the Rules and Regulations adopted by Landlord are not violated, Tenant hereby rents from Landlord, and Landlord hereby rents to Tenant, for use by Tenant or Tenant's employees who normally occupy the Building, on a non-reserved and non-exclusive basis, the Stipulated Parking Spaces (as defined in the Lease) in the parking garage comprising a part of the Building (hereinafter "Garage") at the current monthly market rate which shall be established by Landlords' Parking Operator (hereinafter "Operator") and adjusted from time to time and applicable to monthly parking spaces. Tenant may validate visitor parking by such methods or methods as Operator may approve, at the validation rate and from time to time generally applicable to visitor parking. Landlord expressly reserves the right to designate parking areas and to modify the parking structure for other uses or to any extent. Tenant may terminate Tenant's rental of one or more of the parking spaces by giving Landlord fifteen
(15) days advance written notice thereof. Unless Tenant terminates the rental of the parking spaces, Tenant shall be responsible for paying rent on all parking space for the entire term of the Lease. If Tenant terminates the rental of one or more parking spaces, Tenant shall not have the right to reinstate the parking spaces terminated unless Landlord determines, in its sole discretion, that sufficient parking spaces are available.

The following Rules and Regulations, including the sticker, Secard or other identification system (hereinafter "Parking Identification") established by operator, are in effect until notice is given to Tenant of any change. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory Rules and Regulations for the Garage as it deems necessary for the operation of the Garage. Landlord may refuse to permit any person who violates the Rules and Regulations to park in the Garage, and any violation of these Rules and Regulations may result, in the operator's full discretion, in the violator's vehicle being barreled at a charge of $15.00 and/or removed at the violator's expense. In either of said events, the Parking Identification supplied by Landlord may be requested by Landlord and must then be returned to Landlord.

                              RULES AND REGULATIONS

1. Garage hours are posted at the entrance and exits of the Garage. Landlord reserves the right to adjust such hours.

2.   Vehicles must be parked entirely within stall lines painted on the floor.

3. Monthly parkers may park in any open space not designated "reserved", "handicapped" or "no parking".

4.   All directional signs and arrows must be observed.

5.   The speed limit shall be 5 miles per hour.

6.   Parking is prohibited:

     a.   In areas not striped for parking;

     b.   In aisles;

     c.   Where "no parking" signs are posted;

     d.   In cross-hatched areas;

     e.   In such other areas as may be designated by operator;

     f.   In compact stalls by oversized vehicles.

7. The Parking Identification supplied by Landlord or operator shall remain the property of Landlord. Such Parking Identification must be displayed as requested and may not be mutilated in any manner. The serial number of the Parking Identification may not be obliterated. Parking Identification may be transferable upon prior authorization by Operator, but any Parking Identification in the possession of an unauthorized holder will be void.

8. The monthly rate for rental of parking spaces is payable in advance and must be paid on or before the first day of each month. Failure to do so will automatically cancel parking privileges and a reinstatement fee may be charged. No deductions or allowances from the monthly rate will be made for days the designated parker does not use the Garage.

9. Parking managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

10. Every designated parker is required to park and lock his own vehicle. All responsibility for damage to vehicles or persons while in the Garage is assumed by the designated parker.

11. Loss or theft of Parking Identification from vehicles must be reported to the Operator immediately.

     a. Any Parking Identification reported lost or stolen found on any unauthorized vehicle will be confiscated and the holder will be subject to prosecution.

     b. Any Parking Identification found by the user must be reported to the Operator immediately to avoid confusion.

12. Spaces rented to persons are for the express purpose of parking one vehicle per space. Washing, waxing, cleaning or servicing of any vehicle by the designated parker and/or his agents is prohibited.

13. Parking shall be for motor vehicles only. Trailers, or similar transport vehicles designed to be towed by a motor vehicle, shall be prohibited.

14. Operator reserves the right to refuse the sale of monthly stickers or other Parking. Identification to any Tenant or person and/or his agents or representatives who willfully refuse to comply with the above Rules and Regulations and all posted city, state or federal ordinances, or laws or agreements.

15. Tenant shall acquaint all persons to whom Tenant assigns parking spaces of these Rules and Regulations.

16. Landlord shall not be responsible for any theft and/or vandalism to designated parker's vehicle or its contents while in the Garage.

17. If designated parker forgets Parking Identification and a daily ticket is pulled, that ticket must be presented for validation to the Operator the same day prior to exiting the Garage or otherwise, the posted daily parking rate will apply.

18. Parking privileges shall be on an unassigned or executive valet basis as designated by Operator.

Monthly parking is available twenty-four (24) hours, seven (7) days a week. Tenants and their visitors shall have priority use of all parking areas. Garage monthly parking charges may be adjusted from time to time by Landlord.

Upon receipt of payment, a fully completed signed parking application, and this Agreement, by operator, the designated parker will be issued Parking Identification to be used to gain access to the Garage. Only one

Parking Identification will be issued and it is the responsibility of the designated parker to transfer the Parking Identification if they have more than one vehicle. Payment of the monthly parking is the responsibility of the Tenant. Parking access may be restricted depending on the parking area selected. Monthly parkers taking tickets to gain access to a restricted area will be responsible for payment of the posted parking rate upon exiting.

Monthly parking fees are due and payable in advance on the first day of the month. If the monthly parking fee is not paid by the fifth working day of the month, Operator will terminate the monthly parking privileges and have the designated parker's Parking Identification, if applicable, deleted from the system, denying access to the parking areas. If the fifth of the month falls on a weekend or holiday, the next business day will apply.

MONTHLY PARKING IS PAYABLE WITHOUT THE SUBMISSION OF AN INVOICE OR STATEMENT AND A REINSTATEMENT FEE OF $15.00 WILL BE IMPOSED FOR PAYMENTS RECEIVED AFTER 2:00 P.M. ON THE FIFTH WORKING DAY OF EACH MONTH.

There are no refunds granted for monthly parking for any reason.

Proration to one-half (1/2) month's monthly parking fee will be observed only after the 16th day of each month.